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                                                                   Exhibit 10.2



                         DATAIR MASS-SUBMITTER PROTOTYPE
                       DEFINED CONTRIBUTION PLAN AND TRUST
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                                TABLE OF CONTENTS

                                                                        Page No.

                                     PART I
                                    ARTICLE I

INTRODUCTION ................................................................  1
         1.1.1    CREATION AND TITLE.........................................  1
         1.1.2    EFFECTIVE DATE.............................................  1
         1.1.3    PURPOSE....................................................  1

                                   ARTICLE II
DEFINITIONS..................................................................  2

                                     PART II................................. 13
                                    ARTICLE I

 PARTICIPATION............................................................... 13
         2.1.1    ELIGIBILITY REQUIREMENTS................................... 13
         2.1.2    COMMENCEMENT OF PARTICIPATION.............................. 13
         2.1.3    PARTICIPATION UPON RE-EMPLOYMENT........................... 13
         2.1.4    TERMINATION OF PARTICIPATION............................... 13
         2.1.5    EMPLOYER'S DETERMINATION................................... 13
         2.1.6    OMISSION OF ELIGIBLE EMPLOYEE.............................. 13
         2.1.7    INCLUSION OF INELIGIBLE PARTICIPANT........................ 13
         2.1.8    ELECTION NOT TO PARTICIPATE................................ 14
         2.1.9    CHANGE IN STATUS........................................... 14
         2.1.10   EXISTING PARTICIPANTS...................................... 14

                                   ARTICLE II

CONTRIBUTIONS................................................................ 15
         2.2.1    "EMPLOYER CONTRIBUTIONS"................................... 15
         2.2.2 ELECTIVE CONTRIBUTIONS BY THE EMPLOYER ON BEHALF OF ELECTING EMPLOYEES
                                                                              16
         2.2.3    EMPLOYEE CONTRIBUTIONS..................................... 17
         2.2.4    RETURN OF CONTRIBUTIONS.................................... 18

                                   ARTICLE III

ALLOCATIONS.................................................................. 19
         2.3.1    PROFIT SHARING AND MONEY PURCHASE PENSION PLANS............ 19
         2.3.2    CASH OR DEFERRED PLANS..................................... 19
         2.3.3    INTEGRATION WITH SOCIAL SECURITY........................... 19
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         2.3.4    LIMITATION................................................  20
         2.3.5    MINIMUM ALLOCATION........................................  21
         2.3.6    FAIL-SAFE ALLOCATION......................................  21

                                   ARTICLE IV

BENEFITS....................................................................  22
         2.4.1    DISTRIBUTABLE BENEFIT.....................................  22
         2.4.2    VESTING...................................................  22
         2.4.3    LEAVE OF ABSENCE..........................................  23
         2.4.4    RE-EMPLOYMENT.............................................  23
         2.4.5    DISTRIBUTION DATE.........................................  23
         2.4.6    FORFEITURES...............................................  24

                                    ARTICLE V

DISTRIBUTIONS...............................................................  26
         2.5.1    COMMENCEMENT OF DISTRIBUTION..............................  26
         2.5.2    METHOD OF DISTRIBUTION....................................  31
         2.5.3    NATURE OF DISTRIBUTIONS...................................  38
         2.5.4    ADVANCE DISTRIBUTIONS.....................................  39
         2.5.5    HARDSHIP DISTRIBUTIONS....................................  40
         2.5.6    IN SERVICE DISTRIBUTIONS..................................  41

                                   ARTICLE VI

CONTINGENT TOP HEAVY PROVISIONS.............................................  43
         2.6.1    TOP HEAVY REQUIREMENTS....................................  43
         2.6.2    TOP HEAVY DEFINITIONS.....................................  44
         2.6.3    PAIRING REQUIREMENTS......................................  48

                                   ARTICLE VII

SPECIAL CODA LIMITATIONS....................................................  49
         2.7.1    LIMITATION ON DEFERRAL PERCENTAGE FOR HIGHLY COMPENSATED
                  EMPLOYEES
                                                                              49
         2.7.2    MULTIPLE PLAN LIMITATIONS.................................  50
         2.7.3    LIMITATION ON MATCHING CONTRIBUTIONS......................  50
         2.7.4    SPECIAL RULES.............................................  51
         2.7.5    DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS.................  52
         2.7.6    DISTRIBUTION OF EXCESS CONTRIBUTIONS......................  53
         2.7.7    DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS............  53
         2.7.8    LIMITATION ON DISTRIBUTIONS...............................  54
         2.7.9    LIMITATION ON ELECTIVE DEFERRALS..........................  55
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                                    PART III
                                    ARTICLE I

ACCOUNTING..................................................................  56
         3.1.1    ACCOUNTS..................................................  56
         3.1.2    ADJUSTMENTS...............................................  56

                                   ARTICLE II

LIMITATIONS.................................................................  59
         3.2.1    LIMITATIONS ON ANNUAL ADDITIONS...........................  59
         3.2.2    CONTROLLED BUSINESSES.....................................  66

                                   ARTICLE III

FIDUCIARIES.................................................................  67
         3.3.1    STANDARD OF CONDUCT.......................................  67
         3.3.2    INDIVIDUAL FIDUCIARIES....................................  67
         3.3.3    DISQUALIFICATION FROM SERVICE.............................  67
         3.3.4    BONDING...................................................  67
         3.3.5    PRIOR ACTS................................................  67
         3.3.6    INSURANCE AND INDEMNITY...................................  67
         3.3.7    EXPENSES..................................................  68
         3.3.8    AGENTS, ACCOUNTANTS AND LEGAL COUNSEL.....................  68
         3.3.9    INVESTMENT MANAGER........................................  68
         3.3.10   FINALITY OF DECISIONS OR ACTS.............................  68
         3.3.11   CERTAIN CUSTODIAL ACCOUNTS AND CONTRACTS..................  69

                                   ARTICLE IV

PLAN ADMINISTRATOR..........................................................  70
         3.4.1    ADMINISTRATION OF PLAN....................................  70
         3.4.2    DISCLOSURE REQUIREMENTS...................................  71
         3.4.3    INFORMATION GENERALLY AVAILABLE...........................  71
         3.4.4    STATEMENT OF ACCRUED BENEFIT..............................  71

                                    ARTICLE V

TRUSTEE.....................................................................  73
         3.5.1    ACCEPTANCE OF TRUST.......................................  73
         3.5.2    TRUSTEE CAPACITY - CO-TRUSTEES............................  73
         3.5.3    RESIGNATION, REMOVAL, AND SUCCESSORS......................  73
         3.5.4    CONSULTATIONS.............................................  73
         3.5.5    RIGHTS, POWERS AND DUTIES.................................  73
         3.5.6    TRUSTEE INDEMNIFICATION...................................  75
         3.5.7    CHANGES IN TRUSTEE AUTHORITY..............................  75
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                                   ARTICLE VI

TRUST ASSETS................................................................  77
         3.6.1    TRUSTEE EXCLUSIVE OWNER...................................  77
         3.6.3    ADMINISTRATION OF TRUST ASSETS............................  78
         3.6.4    SEGREGATED FUNDS..........................................  79
         3.6.5    INVESTMENT CONTROL OPTION.................................  80

                                   ARTICLE VII

LOANS.......................................................................  82
         3.7.1    Authorization.............................................  82
         3.7.2    SPOUSAL CONSENT...........................................  82
         3.7.3    LIMITATIONS...............................................  83
         3.7.4    AVAILABILITY..............................................  83
         3.7.5    PROHIBITIONS..............................................  83

                                  ARTICLE VIII

BENEFICIARIES...............................................................  84
         3.8.1    DESIGNATION OF BENEFICIARIES..............................  84
         3.8.2    ABSENCE OR DEATH OF BENEFICIARIES.........................  84
         3.8.3    SURVIVING SPOUSE ELECTION.................................  84

                                   ARTICLE IX

CLAIMS......................................................................  85
         3.9.1    CLAIM PROCEDURE...........................................  85
         3.9.2    APPEAL....................................................  85

                                    ARTICLE X

AMENDMENT AND TERMINATION................................................... 86
         3.10.2   MANNER OF AMENDING........................................  86
         3.10.3   LIMITATIONS ON AMENDMENTS.................................  86
         3.10.4   VOLUNTARY TERMINATION.....................................  87
         3.10.5   INVOLUNTARY TERMINATION...................................  87
         3.10.6   WITHDRAWAL BY EMPLOYER....................................  88
         3.10.7   POWERS PENDING FINAL DISTRIBUTION.........................  88
         3.10.8   DELEGATION TO SPONSOR.....................................  88

                                   ARTICLE XI

PORTABILITY.................................................................  89
         3.11.1   CONTINUANCE BY SUCCESSOR..................................  89
         3.11.3   TRANSFER FROM OTHER PLANS.................................  89
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         3.11.4   TRANSFER TO OTHER PLANS...................................  90

                                   ARTICLE XII

MISCELLANEOUS...............................................................  91
         3.12.1   NO REVERSION TO EMPLOYER..................................  91
         3.12.2   EMPLOYER ACTIONS..........................................  91
         3.12.3   EXECUTION OF RECEIPTS AND RELEASES........................  91
         3.12.4   RIGHTS OF PARTICIPANTS LIMITED............................  91
         3.12.5   PERSONS DEALING WITH TRUSTEE PROTECTED....................  91
         3.12.6   PROTECTION OF THE INSURER.................................  91
         3.12.7   NO RESPONSIBILITY FOR ACT OF INSURER......................  92
         3.12.8   INALIENABILITY............................................  92
         3.12.9   DOMESTIC RELATIONS ORDERS.................................  92
         3.12.10  AUTHORIZATION TO WITHHOLD TAXES...........................  94
         3.12.11  MISSING PERSONS...........................................  94
         3.12.12  NOTICES...................................................  94
         3.12.13  GOVERNING LAW.............................................  94
         3.12.14  SEVERABILITY OF PROVISIONS................................  95
         3.12.15  GENDER AND NUMBER.........................................  95
         3.12.16  BINDING EFFECT............................................  95
         3.12.17  QUALIFICATION UNDER INTERNAL REVENUE LAWS.................  95

                                     PART I

                                    ARTICLE I

                                  INTRODUCTION

         1.1.1 CREATION AND TITLE. The parties hereby create a Plan and Trust to be known by the name set forth in the Adoption Agreement.

         1.1.2 EFFECTIVE DATE. The provisions of this Plan and Trust shall be effective as of the Effective Date set forth in the Adoption Agreement.

         1.1.3 PURPOSE. This Plan and Trust is established for the purpose of providing retirement benefits to eligible employees in accordance with the Plan and the Adoption Agreement. If the Employer designates the Plan as a Cash or Deferred Profit Sharing Plan in the Adoption Agreement, the Plan is also intended to enable eligible Employees to supplement their retirement by electing to have the Employer contribute amounts to the Plan and Trust in lieu of payments to such Employees in cash and the Plan and Trust are intended to satisfy the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                                   DEFINITIONS

         As used in this Plan and the Adoption Agreement, the following terms shall have the following meanings:

         1.2.1 "ACCOUNT": The Employer Account, Controlled Account, Elective Contribution Account, Matching Account, Qualified Non-Elective Contribution Account, Voluntary Account or Segregated Account of a Participant, as the context requires, established and maintained for accounting purposes.

         1.2.2 "ACP": The average contribution percentage determined in accordance with the provisions of Part II, Article VII.

         1.2.3 "ACT": The Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.2.4 "ADP": The actual deferral percentage determined in accordance with the provisions of Part II, Article VII.

         1.2.5 "ANNIVERSARY DATE": Unless otherwise specified in the Adoption Agreement, the last day of each Plan Year.

         1.2.6 "BENEFICIARY": The person or persons entitled hereunder to receive the benefits which may be payable upon or after a Participant's death.
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         1.2.7   "BOARD OF DIRECTORS": The board of directors of an incorporated
Employer.

         1.2.8 "BREAK IN SERVICE": The failure of a Participant to complete more than five hundred (500) Hours of Service or such lesser number specified in the Adoption Agreement during any 12 consecutive month computation period, beginning with a Participant's first computation period after becoming a Participant. A Year of Service and a Break in Service for vesting purposes shall be measured on the same computation period. The Eligibility Computation Period and a Break in Service for eligibility purposes shall be measured on the same computation period.

         1.2.9 "CODE": The Internal Revenue Code of 1986, as amended from time to time.

         1.2.10 "COMPENSATION": The compensation as defined in the Plan and as specified in the Adoption Agreement (or Earned Income in the case of a self-employed individual) which is actually paid to the Participant by the Employer during the Compensation Computation Period; provided that if specified by the Employer in the Adoption Agreement, compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h), 403(b) or 457(b) of the Code; provided further that for years beginning after December 31, 1988, the annual gross compensation taken into account for purposes of the Plan shall not exceed $200,000, as such amount may be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the plan determines compensation on a period of time that contains less than twelve (12) calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. For purposes of this dollar limitation, the rules of Section 414(q)(6) of the Code requiring the aggregation of the compensation of family members shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the Social Security Integration Level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this Section prior to the application of this limitation. If compensation for any prior plan year is taken into account in determining an employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

         1.2.11 "COMPENSATION COMPUTATION PERIOD": The period specified as the Compensation Computation Period in the Adoption Agreement.


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         1.2.12  "CONTROLLED ACCOUNT": An account established and maintained for a Participant to account for his interest in a Segregated Fund over which he exercises investment control.

         1.2.13 "DATE OF HIRE": The date an Employee first completes an Hour of Service for the Employer.

         1.2.14 "DISTRIBUTABLE BENEFIT": The benefit to which a Participant is entitled following termination of his employment.

         1.2.15 "DISTRIBUTION DATE": The date as of which the Distributable Benefit of a Participant is determined.

         1.2.16 "EARLY RETIREMENT AGE": The age specified as the Early Retirement Age, if any, in the Adoption Agreement.

         1.2.17 "EARLY RETIREMENT DATE": The date specified as the Early Retirement Date, if any, in the Adoption Agreement.

         1.2.18 "EARNED INCOME": The net earnings from self-employment in the trade or business with respect to which the Plan is established for which personal services of the Participant are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items but, in the case of taxable years beginning after 1989, with regard to the deduction allowed to the taxpayer by Section 164(f) of the Code. Net earnings shall be reduced by contributions to a qualified plan to the extent deductible under Section 404 of the Code.

         1.2.19 "ELECTIVE CONTRIBUTION ACCOUNT": An Account established and maintained for a Participant to account for the Elective Contributions made on his behalf.

         1.2.20 "ELECTIVE CONTRIBUTION": A contribution to a cash or deferred profit sharing plan by the Employer on behalf of an electing Employee.

         1.2.21 "ELECTIVE DEFERRALS": Any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, including contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of the Participant pursuant to an election to defer under any qualified CODA as described in
Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.


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         1.2.22  "ELIGIBILITY COMPUTATION PERIOD": For purposes of determining
Years of Service and Breaks in Service for purposes of eligibility, the initial eligibility computation period is the twelve (12) consecutive month period beginning with the employment commencement date on which the Employee first renders an Hour of Service for the Employer, and unless otherwise specified in the Adoption Agreement, the subsequent eligibility computation periods are each subsequent twelve (12) consecutive month period commencing on the annual anniversary of such employment commencement date. If in accordance with the election in the Adoption Agreement, the subsequent periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date, an Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period shall be credited with two (2) years of service for purposes of eligibility to participate.

         1.2.23 "EMPLOYEE": A person who is currently or hereafter employed by the Employer, or by any other employer aggregated under section 414(b), (c), (m) or (o) of the Code and the regulations thereunder, including a Leased Employee subject to section 414(n) of the Code and a self-employed owner of an unincorporated Employer, but, unless otherwise provided in the Adoption Agreement, excluding (a) an independent contractor; (b) an employee who is a non-resident alien (within the meaning of section 7701(b)(1)(B) of the Code) deriving no earned income (within the meaning of section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and (c) employees who are included in the unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, provided benefits were the subject of good faith bargaining and two percent or less of the employees of the Employer who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9(g). For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the employer.

         1.2.24 "EMPLOYER": The Employer that is a party to this Plan, or any of its affiliates, successors or assigns which adopt the Plan; provided, however, that no mere change in the identity, form or organization of the Employer shall affect its status under the Plan in any manner, and, if the name of the Employer is hereafter changed, a corresponding change shall be deemed to have been made in the name of the Plan and references herein to the Employer shall be deemed to refer to the Employer as it is then known.

         1.2.25 "EMPLOYER ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his share of Employer contributions and forfeitures are added.

         1.2.26 "EMPLOYER CONTRIBUTION": A contribution to a money purchase pension plan or profit sharing plan other than a cash or deferred profit sharing plan by the Employer.

         1.2.27 "ENTRY DATE": The date or dates specified as the Entry Date in the Adoption Agreement.


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         1.2.28  "EXCESS AGGREGATE CONTRIBUTIONS": With respect to any Plan
Year, the excess of:

         (a) The aggregate contribution percentage amounts taken into account in computing the numerator of the contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

         (b) The maximum contribution percentage amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

         1.2.29 "EXCESS CONTRIBUTIONS": With respect to any Plan Year, the excess of:

         (a) The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

         (b) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees) in order of the ADPs, beginning with the highest of such percentages.

         1.2.30 "EXCESS ELECTIVE DEFERRALS": Those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

         1.2.31 "EXCESSIVE ANNUAL ADDITION": The portion of the allocation of contributions and forfeitures that cannot be added to a Participant's Accounts due to the limitations on annual additions contained in the Plan.

         1.2.32 "FAMILY": The spouse and lineal ascendants or descendants of an Employee and the spouses of such lineal ascendants and descendants.

         1.2.33 "FIDUCIARY": The Plan Administrator, the Trustee and any other person who has discretionary authority or control in the management of the Plan or the disposition of Trust assets.

         1.2.34 "HIGHLY COMPENSATED EMPLOYEE": A highly compensated active employee and a highly compensated former employee. A highly compensated active employee includes: any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation as in effect under Section 415(b)(1)(A) of the Code. The term highly compensated employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are 5 percent owners at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of
(iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year and compensation is as defined in Section 415(c)(3) of the Code including amounts contributed by the Employer pursuant to a salary reduction agreement and which is not includible in gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

         A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

         If an Employee is, during a Plan Year or the preceding Plan Year, a family member of either a 5 percent owner who is an active or former employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

         An Employee is in the top-paid group of employees for any year if the Employee is in the group consisting of the top twenty (20%) percent of the employees when ranked on the basis of compensation paid during such year.

         For purposes of determining whether an Employee is a highly compensated employee, Sections 414(b), (c), (m), (n) and (o) of the Code shall be applied.

         The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.


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
         1.2.35 "HOUR OF SERVICE": An hour for which (a) the Employee is paid, or entitled to payment by the Employer for the performance of duties, (b) the Employee is paid or entitled to payment by the Employer during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, or (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. Hours of Service shall be credited to the Employee under (a), above, for the period in which the duties are performed, under (b), above, in the period in which the period during which no duties are performed occurs, beginning with the first Hour of Service to which the payment relates, and under
(c), above, for the period to which the award or agreement pertains rather than the period in which the award, agreement or payment is made; provided, however, that Hours of Service shall not be credited under both (a) and (b), above, as the case may be, and under (c) above. Notwithstanding the preceding sentences,
(i) no more than five hundred one (501) Hours of Service shall be credited under
(b), above, on account of any single continuous period during which the Employee performs no duties whether or not such period occurs in a single computation period, (ii) no Hours of Service shall be credited to the Employee by reason of a payment made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws, and (iii) no Hours of Service shall be credited by reason of a payment which solely reimburses an employee for medical or medically related expenses incurred by the Employee. The determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to computation periods shall be made in accord with the provisions of Labor Regulation Sections 2530.200b-2(b) and (c) which are incorporated herein by reference.

         Solely for the purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with the number of Hours of Service which would otherwise have been credited to such individual but for the absence or in any case in which such Hours cannot be determined with eight (8) Hours of Service for any day that the Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a period beginning immediately following such birth or placement. Such Hours of Service shall be credited only in the computation period in which the absence from work begins if the Employee would be prevented from incurring a Break in Service in such computation period solely because credit is given for such period of absence and, in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit shall be given for such service unless the Employee furnishes to the Plan Administrator information to establish that the absence from work is for the reasons indicated and the number of days for which there was such an absence.

         In the event the Employer does not maintain records of the actual hours for which an Employee is paid or entitled to payment, credit for service shall be given in accordance with the method selected in the Adoption Agreement.

         Service with another business entity that is, along with the Employer, a member of a controlled group of corporations under Section 414(b) of the Code, an affiliated service group under Section 414(m) of the Code or trades or businesses under common control under Section 414(c) of the Code, or which is otherwise required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations issued thereunder shall be treated as service for the Employer. Hours of Service shall be credited for any individual considered an employee for purposes of this Plan under
Section 414(n) or Section 414(o) of the Code and the regulations issued thereunder.

         If the Employer maintains the plan of a predecessor employer, service with such predecessor shall be treated as service for the Employer.

         1.2.36 "INSURER": Any insurance company which has issued a Life Insurance Policy.

         1.2.37 "JOINT AND SURVIVOR ANNUITY": An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty (50%) percent and not more than one hundred (100%) percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balances. The percentage of the survivor annuity shall be fifty (50%) percent unless a different percentage is elected by the Employer in the Adoption Agreement.

         1.2.38 "LEASED EMPLOYEE": Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the business field of the recipient employer; provided that any such person shall not be taken into account if (a) such person is covered by a money purchase pension plan providing
(i) a nonintegrated employer contribution rate of at least ten (10%) percent of compensation, as defined in Section 415(c)(3) of the Code and Section 3.2.1(h)(iii) of the Plan, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the person's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code; (ii) immediate participation; and (iii) full and immediate vesting; and (b) leased employees do not constitute more than twenty (20%) percent of the workforce of the recipient who are not Highly Compensated Employees. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         1.2.39 "LIFE INSURANCE POLICY": A life insurance, annuity or endowment policy or contract which is owned by the Trust and is on the life of a Participant.

         1.2.40 "LIMITATION YEAR": Unless otherwise specified in the Adoption Agreement, the Plan Year; provided that all qualified plans maintained by the Employer use the same Limitation Year.

         1.2.41  "MASS SUBMITTER": DATAIR Employee Benefits Systems Inc.

         1.2.42 "MATCHING ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his share of Matching Contributions are added.

         1.2.43 "MATCHING CONTRIBUTION": A contribution to the Plan by the Employer which matches in whole or in part an Elective Contribution on behalf of an electing Employee.

         1.2.44 "NON-ELECTIVE CONTRIBUTION": A contribution to a cash or deferred profit sharing plan by the Employer which is neither a Qualified Non-Elective Contribution, a Matching Contribution nor an Elective Contribution.

         1.2.45 "NORMAL RETIREMENT AGE": The earlier of the date specified as the Normal Retirement Age in the Adoption Agreement or the mandatory retirement age enforced by the Employer.

         1.2.46 "NORMAL RETIREMENT DATE": The date specified in the Adoption Agreement as the Normal Retirement Date.

         1.2.47 "OWNER-EMPLOYEE": An individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

         1.2.48 "PARTICIPANT": Any eligible Employee who becomes entitled to participate in the Plan.

         1.2.49 "PLAN": The defined contribution plan for Employees as set forth in this Agreement and the Adoption Agreement, together with any amendments or supplements thereto.

         1.2.50 "PLAN ADMINISTRATOR": The person, persons or entity appointed by the Employer to administer the Plan, or, if the Employer fails to make such appointment, the Employer.

         1.2.51 "PLAN SPONSOR": The Plan Sponsor specified in the Adoption Agreement.

         1.2.52 "PLAN YEAR" OR "YEAR": The 12-consecutive month period designated by the Employer in the Adoption Agreement.

         1.2.53 "PRERETIREMENT SURVIVOR ANNUITY": A survivor annuity for the life of the surviving spouse of the Participant, the actuarial equivalent of which is equal to the portion of the Account balance of the Participant as of the date of death to which the Participant had a vested and nonforfeitable right, provided that any security interest held by the Plan by reason of a loan outstanding to the Participant for which a valid spousal consent has been obtained, if necessary, shall be taken into account.

         1.2.54 "QUALIFIED NON-ELECTIVE CONTRIBUTION": A contribution to a cash or deferred profit sharing plan by the Employer which is neither a Matching Contribution nor an Elective Contribution, is one hundred percent (100%) vested and nonforfeitable when made, which a Participant may not elect to have paid in cash instead of being contributed to the Plan and which may not be distributed from the Plan (except in the case of a hardship distribution) prior to the termination of employment or death of the Participant, attainment of age 59-1/2 by the Participant or termination of the Plan without establishment of a successor plan.

         1.2.55 "QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT": An Account established and maintained for a Participant to account for the Qualified Non-Elective Contributions made on his behalf.

         1.2.56 "QUALIFYING EMPLOYER SECURITIES OR REAL PROPERTY": Securities or real property of the Employer which the Trustee may acquire and hold pursuant to the applicable provisions of the Code and the Act.

         1.2.57 "SEGREGATED ACCOUNT": An Account established and maintained for a Participant to account for his interest in a Segregated Fund.

         1.2.58 "SEGREGATED FUND": Assets held in the name of the Trustee which have been segregated from the Trust Fund in accordance with any of the provisions of the Plan.

         1.2.59 "SELF-EMPLOYED INDIVIDUAL": An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

         1.2.60 "SOCIAL SECURITY INTEGRATION LEVEL": The Social Security Integration Level shall be equal to the taxable wage base or such lesser amount specified in the Adoption Agreement. The "taxable wage base" is the contribution and benefit base in effect under Section 230 of the Social Security Act on the first day of the Plan Year for which allocations of Employer contributions and forfeitures are made (referred to as the Social Security Wage Base). The Social Security Integration Level shall be deemed to be the full amount of such Social Security Integration Level, even though a Participant's Compensation may include less than a full year's compensation because of either his participation commencing after the first day of the Compensation Computation Period or his service terminating prior to the end of the Compensation Computation Period.

         1.2.61 "TRUST FUND": All money and property of every kind and character held by the Trustee pursuant to the Plan, excluding assets held in Segregated Funds.

         1.2.62 "TRUSTEE": The persons, corporations, associations or combination of them who shall at the time be acting as such from time to time hereunder.

         1.2.63 "VALUATION DATE": The date or dates specified as the Valuation Date in the Adoption Agreement.

         1.2.64 "VOLUNTARY ACCOUNT": An Account established and maintained for a Participant for accounting purposes to which his voluntary Employee contributions made prior to Plan Years beginning after 1986 have been added.

         1.2.65 "YEAR OF SERVICE": The 12-consecutive month period (computation period) specified in the Adoption Agreement during which an employee completes at least one thousand (1,000) Hours of Service or such lesser number specified in the Adoption Agreement. Unless otherwise specified in the Adoption Agreement, all Years of Service shall be taken into account.

                                     PART II

                                    ARTICLE I

                                  PARTICIPATION

         2.1.1 ELIGIBILITY REQUIREMENTS. Each Employee shall be eligible to participate in this Plan and receive an appropriate allocation of contributions upon satisfying the eligibility requirements set forth in the Adoption Agreement.

         2.1.2 COMMENCEMENT OF PARTICIPATION. An eligible Employee shall become a Participant in the Plan on the applicable Entry Date selected in the Adoption Agreement.

         2.1.3 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates and who is subsequently re-employed shall re-enter the Plan as a Participant immediately on the date of his re-employment. In the event that an Employee completes the eligibility requirements set forth in the Adoption Agreement, his employment terminates prior to becoming a Participant and he is subsequently re-employed, such Employee shall be deemed to have met the eligibility requirements as of the date of his re-employment and shall become a Participant on the date of his re-employment; provided, however, that if he is re-employed prior to the date he would have become a Participant if his employment had not terminated, he shall become a Participant as of the date he would have become a Participant if his employment had not terminated. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Sections 2.1.1 and 2.1.2.

         2.1.4 TERMINATION OF PARTICIPATION. An Employee who has become a Participant shall remain a Participant until the entire amount of his Distributable Benefit is distributed to him or his Beneficiary in the event of death.

         2.1.5 EMPLOYER'S DETERMINATION. In the event any question shall arise as to the eligibility of any person to become a Participant or the commencement of participation, the Employer shall determine such question and the Employer's decision shall be conclusive and binding, except to the extent of a claimant's right to appeal the denial of a claim.

         2.1.6 OMISSION OF ELIGIBLE EMPLOYEE. If an Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of the omission is made after the contribution by the Employer is made and allocated, the Employer shall make an additional contribution on behalf of the omitted Employee in the amount which the Employer would have contributed on his behalf had he not been omitted.

         2.1.7 INCLUSION OF INELIGIBLE PARTICIPANT. If any person is erroneously included as a Participant in the Plan and discovery of the erroneous inclusion is made after the contribution by the Employer is made and allocated, the Employer may elect to treat the amount contributed on behalf of the ineligible person plus any earnings thereon as a forfeiture for the Plan Year in which the discovery is made and apply such amount in the manner specified in the Adoption Agreement.

         2.1.8 ELECTION NOT TO PARTICIPATE. With respect only to non-standardized plans and notwithstanding anything contained in the Plan to the contrary, an Employee may elect with the approval of the Employer not to participate in the Plan if the election does not jeopardize the qualified or tax-exempt status of the Plan under sections 401(a) and 501(a) of the Code, respectively. The Employee shall sign such documents as may be reasonably required by the Employer to evidence the election. If it is subsequently determined that either the qualified or the tax-exempt status of the Plan has been jeopardized, the Employer may elect to treat such Employee as having been erroneously omitted. An Employee may revoke the election only with respect to any subsequent Plan Year by written notice of revocation to the Employer prior to the end of the Plan Year for which the revocation is effective.

         2.1.9 CHANGE IN STATUS. If any Participant continues in the employ of the Employer or an affiliate for which service is required to be taken into account but ceases to be an Employee for any reason (such as becoming covered by a collective bargaining agreement unless the collective bargaining agreement otherwise provides) the Participant shall continue to be a Participant until the entire amount of his benefit is distributed but the individual shall be deemed not to have completed any "Years of Service" for purposes of Article V ("Benefits") during the period that the Participant is not an Employee for such reason. Such Participant shall continue to receive credit for Years of Service completed during the period for purposes of determining his vested and nonforfeitable interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of employees, the individual shall participate immediately upon the date of such change in status. If such Participant incurs a Break in Service and is subsequently reemployed, eligibility to participate shall be determined in accordance with Section 2.1.3. In the event that an individual who is not a member of an eligible class of employees becomes a member of an eligible class, the individual shall participate immediately if such individual has satisfied the eligibility requirements and would have otherwise previously become a participant.

         2.1.10 EXISTING PARTICIPANTS. An Employee who, on the Effective Date, was a Participant under the provisions of the Plan as in effect immediately prior to the Effective Date shall be a Participant on the Effective Date and the provisions of Sections 2.1.1 and 2.1.2, pertaining to participation, shall not be applicable to such Employee. The rights of a Participant whose employment terminated prior to the Effective Date shall be determined under the provisions of the Plan as in effect at the time of such termination.

                                   ARTICLE II

                                  CONTRIBUTIONS


         2.2.1   "EMPLOYER CONTRIBUTIONS".

         (a)     AMOUNT OF CONTRIBUTION.

                 (1) MONEY PURCHASE PENSION PLAN. The Employer shall contribute to the Trust Fund each Plan Year such amount, including any forfeitures to be applied, set forth in the Adoption Agreement.

                 (2) PROFIT SHARING PLAN. The Employer shall contribute to the Trust Fund each Plan Year such amount as it may determine.

                 (3) CASH OR DEFERRED PROFIT SHARING PLAN.

                     (i) AMOUNT OF NON-ELECTIVE CONTRIBUTION. The Employer shall contribute to the Trust Fund each Plan Year such amount as a Non-Elective Contribution as the Employer may determine.

                   (ii) AMOUNT OF MATCHING CONTRIBUTION. Subject to applicable limitations provided by the Plan, the Employer shall contribute to the Trust Fund each Plan Year with respect to the amount of Elective Contributions on behalf of each electing Employee a Matching Contribution determined in the manner set forth in the Adoption Agreement.

                   (iii) AMOUNT OF QUALIFIED NON-ELECTIVE CONTRIBUTION. The Employer shall contribute to the Trust Fund each Plan Year such amount as a Qualified Non-Elective Contribution as the Employer may determine. In addition, in lieu of distributing Excess Contributions or Excess Aggregate Contributions as provided in
                 Article VII, below, and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Qualified Non-Elective Contributions on behalf of Employees who are not Highly Compensated Employees that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to regulations under the Code.

         (b) LIMITATION. The contribution for any Plan Year by the Employer shall not exceed the maximum amount deductible from the Employer's income for such Year for federal income tax purposes under the applicable sections of the Code.

         (c) TIME OF CONTRIBUTION. All contributions by the Employer shall be delivered to the Trustee not later than the date fixed by law for the filing of the Employer's federal income tax return for the Year for which such contribution is made (including any extensions of time granted by the Internal Revenue Service for filing such return).

         (d) DETERMINATION OF AMOUNT TO BE FINAL. The determination by the Employer as to the amount to be contributed by the Employer hereunder shall be in all respects final, binding, and conclusive on all persons or parties having or claiming any rights under this agreement or under the Plan and Trust created hereby. Under no circumstances and in no event shall any Participant, Beneficiary, or other person or party have any right to examine the books or records of the Employer.

         (e) RIGHTS OF TRUSTEE AS TO CONTRIBUTIONS. The Trustee shall have no duty to report any contribution to be made or to determine whether contributions delivered to the Trustee by the Employer comply with the provisions of this Agreement. The Trustee shall be accountable only for funds actually received by the Trustee.

         2.2.2 ELECTIVE CONTRIBUTIONS BY THE EMPLOYER ON BEHALF OF ELECTING EMPLOYEES.

         (a) AMOUNT OF CONTRIBUTION. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan, each Employee may elect to have the Employer contribute to the Trust on his behalf for any Plan Year during which he is a Participant such amounts expressed either in dollars or in whole percentages of his Compensation as he may elect which would otherwise be payable by the Employer as Compensation (but not to exceed the dollar limitation provided by Section 402(g) of the Code as in effect at the beginning of the taxable year); provided that the Employer may impose reasonable limitations in a uniform, nondiscriminatory manner on the amounts which may be so contributed in order to satisfy applicable legal requirements and to assure the deductibility of amounts contributed by the Employer to the Plan and any other qualified plan of deferred compensation.

         (b) ELECTION. The Plan Administrator shall determine the manner in which a Participant may elect to have Elective Contributions made to the Plan on his behalf. The Plan Administrator shall establish reasonable periods during which the election may be made, modified or revoked. Unless the Plan Administrator establishes another period during which the election may be made, modified or revoked, any such election may be made, modified or revoked during the first and last months of the Plan Year. An election by an Employee may not be made retroactively and once made shall remain in effect until modified or terminated.

         (c) PAYMENT OF CONTRIBUTION. Elective Contributions shall be remitted by the Employer within a reasonable period after such amount would have otherwise been payable to the Participant. The Employer shall designate, in accordance with the Participant's election, the Plan Year to which any such contributions which are made after the end of the Plan Year pertain.

         (d) SEGREGATED FUND. Unless an Elective Contribution on behalf of a Participant is received by the Trustee within the time prescribed by the Plan Administrator prior to a Valuation Date, the Plan Administrator shall direct the Trustee to establish a Segregated Fund with respect to such contribution. The funds contained in such Segregated Fund shall be transferred to the Trust Fund in accordance with the instructions of the Plan Administrator and such transfer shall be deemed to have been made as of such next succeeding Valuation Date. If an Elective Contribution on behalf of a Participant is received by the Trustee within the period prescribed by the Plan Administrator, such contribution shall be added to the Trust Fund. Notwithstanding the foregoing, if the Trust Fund is invested in such a manner that the Plan Administrator can determine, with a reasonable degree of certainty, that portion of the adjustment to fair market value which is attributable to Elective Contributions received by the Trustee other than within such period, then the Plan Administrator shall direct the Trustee to add any such Elective Contributions to the Trust Fund at the time the Trustee receives such Elective Contributions.

         (e) HARDSHIP DISTRIBUTIONS. An Employee may not have Elective Contributions made on his or her behalf for the taxable year following the taxable year of a hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of the Employee's Elective Deferrals for the taxable year of the hardship distribution.

         2.2.3 EMPLOYEE CONTRIBUTIONS.

         (a) AMOUNT OF CONTRIBUTION. An Employee is neither required nor permitted to contribute to the Plan for any Plan Year beginning after the Plan Year in which the prototype Plan is adopted by the Employer. Employee contributions for Plan Years beginning after 1986 shall be limited so as to meet the nondiscriminatory test of Section 401(m) of the Code. The Plan Administrator shall not accept deductible employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be non-forgettable at all times. The account will share in the gains and losses of the trust in the same manner as provided in
     Section 3.1.2 of the Plan. No part of the deductible voluntary contribution account will be used to purchase life insurance.

         (b) WITHDRAWAL OF CONTRIBUTIONS. In accordance with the provisions of the Plan as in effect prior to Plan Years beginning after 1986, all or any portion of an Employee's contributions may be withdrawn by giving to the Plan Administrator written notice of any proposed withdrawal. The Plan Administrator may adopt such procedures with respect to such withdrawals as may be necessary or appropriate. At the Plan Administrator's direction, the Trustee shall distribute any such withdrawal to the Participant in accordance with the procedures adopted by the Plan Administrator. Except in the case of the voluntary deductible contribution account, such withdrawals shall not include any interest or other increment earned on such contributions. No forfeitures shall occur as a result of withdrawal of an Employee's contributions. Notwithstanding the foregoing, a withdrawal of an Employee's contributions must be consented to in writing by the Participant's spouse.

         2.2.4 RETURN OF CONTRIBUTIONS. Contributions by the Employer, including Employer, Qualified Non-Elective, Non-Elective and Matching Contributions shall be returned to the Employer in the following instances:

         (a) If a contribution by the Employer, including an Employer, Qualified Non-Elective, Non-Elective or Matching Contribution is made by the Employer by mistake of fact, then the contribution shall be returned within one year after its payment upon the Employer's written request.

         (b) If a contribution by the Employer, including an Employer, Qualified Non-Elective, Non-Elective or Matching Contribution is conditioned on initial qualification of the Plan under the applicable sections of the Code, and the Commissioner of Internal Revenue determines that the Plan does not qualify, then the contribution made incident to the initial qualification by the Employer shall be returned within one year after the date of denial of initial qualification of the Plan; provided that the application for initial qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Each contribution by the Employer, including an Employer, Qualified Non-Elective, Non-Elective and Matching Contribution is conditioned upon the deductibility of the contribution under the applicable sections of the Code and to the extent of a disallowance of the deduction for part or all of the contribution, the contribution shall be returned within one year after such disallowance upon the Employer's written request.

                                   ARTICLE III

                                   ALLOCATIONS

         2.3.1 PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. As of each Anniversary Date, the Employer Contributions made by the Employer with respect to the preceding Plan Year, and forfeitures shall be allocated among the Employer Accounts of Participants during the Plan Year in the manner set forth in the Adoption Agreement; provided that if a Profit Sharing Plan is integrated with Social Security, Section 2.3.3 shall also apply.

         2.3.2   CASH OR DEFERRED PLANS.

         (a) NON-ELECTIVE CONTRIBUTIONS. As of each Anniversary Date, the Non-Elective Contributions made by the Employer with respect to the preceding Plan Year, and forfeitures, shall be allocated among the Employer Accounts of Participants during the Plan Year in the manner specified in the Adoption Agreement; provided that if the Plan is integrated with Social Security, Section 2.3.3 shall also apply.

         (b) MATCHING CONTRIBUTIONS. Unless otherwise specified in the Adoption Agreement, as of each Anniversary Date, the Matching Contribution made by the Employer with respect to the preceding Plan Year, and forfeitures, shall be allocated to the Matching Accounts of Participants for whom Elective Contributions were made in the manner specified in the Adoption Agreement.

         (c) ELECTIVE CONTRIBUTIONS. The Elective Contributions by the Employer on behalf of an electing Employee shall be allocated to the Elective Contribution Account of such electing Employee as of each Valuation Date of the Plan Year to which the Elective Contribution pertains.

         (d) QUALIFIED NON-ELECTIVE CONTRIBUTIONS. As of each Anniversary Date, the Qualified Non-Elective Contributions made by the Employer with respect to the preceding Plan Year shall be allocated to the Qualified Non-Elective Contribution Account of Participants during the Plan Year in the manner specified in the Adoption Agreement.

         2.3.3 INTEGRATION WITH SOCIAL SECURITY. If the Employer has elected in the Adoption Agreement that the Plan shall be integrated with Social Security, then the applicable contributions and forfeitures shall be allocated to Participants' accounts as follows (provided that Steps One and Two, below, shall apply only in years in which the Plan is Top-Heavy):

         STEP ONE: Contributions and forfeitures shall be allocated to each Participant's account in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of each Participant's Compensation.

         STEP TWO: Any contributions and forfeitures remaining after the allocation in Step One will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the Social Security Integration Level bears to the excess compensation of all Participants, but not in excess of 3%.

         STEP THREE: Any contributions and forfeitures remaining after the allocation in Step Two shall be allocated to each Participant's account in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Social Security Integration Level bears to the sum of all Participants' Compensation and Compensation in excess of the Social Security Integration Level, but not in excess of the maximum profit sharing disparity rate.

         STEP FOUR: Any remaining contributions and forfeitures shall be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year bears to all Participants' Compensation for that year.

         The maximum profit sharing disparity rate is equal to the lesser of:

         (a) 5.7% (minus the percentage of Compensation allocated in Step One, if any); or,

         (b) 5.4% (minus the percentage of Compensation allocated in Step One, if any) if the Social Security Integration Level (SSIL) is more than 80% but less than 100% of the taxable wage base under
                 Section 230 of the Social Security Act at the beginning of the Plan Year (TWB); or 4.3% (minus the percentage of Compensation allocated in Step One, if any) if the SSIL is greater than 20% of the TWB, but not more than 80% of the TWB, and greater than $10,000.

         If the Social Security Integration Level selected by the Employer in the Adoption Agreement is the taxable wage base under Section 230 of the Social Security in effect as of the first day of the Plan Year, the applicable percentage shall be 5.7% (2.7% if the Plan is Top-Heavy).

         2.3.4 LIMITATION. The allocation of Employer contributions must satisfy the requirements of Section 416 of the Code regardless of how the Adoption Agreement is completed. Elective Contributions and Matching Contributions allocated to key employees (as defined in Section 416(i) of the Code) are taken into account for the purpose of determining the minimum contribution under Code Section 416. However, Elective Contributions and Matching Contributions made on behalf of non-key employees (as defined in Code
Section 416(i)) may not be taken into account for the purpose of satisfying the minimum contribution requirement under Code Section 416.

         2.3.5 MINIMUM ALLOCATION. In the event the Plan becomes a Top-Heavy Plan during any Plan Year, the provisions of Section 2.6.1(a) shall apply.

         2.3.6 FAIL-SAFE ALLOCATION. With respect only to non-standardized plans and notwithstanding any provision of the Plan or Adoption Agreement to the contrary, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Section 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) of the Code and the regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for the Plan Year, an additional contribution shall be made by the Employer and shall be allocated to the Employer Accounts of affected Participants subject to the following provisions:

         (a) The Participants eligible to share in the allocation of the Employer's contribution shall be expanded to include the minimum number of Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the relevant Section of the Code. The specific Participant who shall become eligible are those Participants who are actively employed on the last day of the Plan Year who have completed the greatest number of Hours of Service during the Plan Year.

         (b) If the applicable test is still not satisfied, the Participants eligible to share in the allocation shall be further expanded to include the minimum number of Participants who are not employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service during the Plan Year.

         (c) A Participant's accrued benefit shall not be reduced by any reallocation of amounts that have previously been allocated. To the extent necessary, the Employer shall make an additional contribution equal to the amount such affected Participants would have received if they had originally shared in the allocations without regard to the deductibility of the contribution. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

                                   ARTICLE IV

                                    BENEFITS

         2.4.1 DISTRIBUTABLE BENEFIT. At such time that the employment of a Participant terminates for any reason, he or his Beneficiary shall be entitled to a benefit equal to the vested and nonforfeitable interest in his Accounts as of the Distribution Date. Such Accounts shall include the allocable share of contributions and forfeitures, if any, which may be allocated to said Accounts as of such Distribution Date and shall be determined after making the adjustments for which provision is made in the Plan.

         2.4.2 VESTING. A Participant shall at all times be one hundred percent (100%) vested and have a nonforfeitable interest in his Elective Contribution Account, Qualified Non-Elective Contribution Account, Voluntary Account and Segregated Account. The vested and nonforfeitable interest of the Participant in his Controlled Account shall be determined by reference to the Account from which the funds were originally transferred. The vested and nonforfeitable interest in a Participant's Employer Account and Matching Account shall be determined as hereinafter provided.

         (a) NORMAL RETIREMENT. If a Participant terminates employment at his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

         (b) DEFERRED RETIREMENT. If a Participant continues in active employment following his Normal Retirement Age, he shall continue to participate under the Plan. From and after his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

         (c) DISABILITY. If the employment of a Participant is terminated prior to his Normal Retirement Age as a result of a medically determinable physical or mental impairment which may be expected to result in death or to last for a continuous period of not less than twelve (12) months and which renders him incapable of performing his duties, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account. All determinations in connection with the permanence and degree of such disability shall be made by the Plan Administrator in a uniform, nondiscriminatory manner on the basis of medical evidence.

         (d) DEATH. In the event of the death of a Participant, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

         (e) TERMINATION OF PLAN. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), each Participant shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account. In the event of a partial termination of the Plan, each Participant with respect to whom such partial termination has occurred shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account and Matching Account.

         (f) EARLY RETIREMENT, RESIGNATION OR DISCHARGE. If the employment of a Participant terminates by reason of early retirement, resignation or discharge prior to his Normal Retirement Age, he shall be vested and have a nonforfeitable interest in a percentage of his Employer Account and Matching Account determined by, except as provided below, taking into account all of his Years of Service as of such termination date in accordance with the schedule set forth in the Adoption Agreement.

         2.4.3 LEAVE OF ABSENCE. A temporary cessation from active employment with the Employer pursuant to an authorized leave of absence in accordance with the nondiscriminatory policy of the Employer, whether occasioned by illness, military service or any other reason shall not be treated as either a termination of employment or a Break in Service provided that the Employee returns to employment prior to the end of the authorized leave of absence.

         2.4.4 RE-EMPLOYMENT. Unless otherwise elected by the Employer in the Adoption Agreement, in the case of a Participant who has five (5) or more consecutive Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for the purposes of vesting the employer-derived account balance that accrued before such breaks, but both pre-break and post-break service shall count for the purposes of vesting the employer-derived account balance that accrues after such breaks. Both accounts shall share in the earnings and losses of the Trust Fund. In the case of a Participant who does not have five (5) consecutive Breaks in Service, both the pre-break and post-break service shall count in vesting both the pre-break and post-break employer-derived account balance.

         2.4.5 DISTRIBUTION DATE. The Distribution Date shall be determined as hereinafter provided.

         (a) GENERAL. For purposes of determining the amount to be distributed, the Distribution Date shall be determined in the manner specified in the Adoption Agreement.

         (b) TERMINATION OF PLAN. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), the Distribution Date shall be the date of such termination. In the event of a partial termination of the Plan, as to each Participant with respect to whom such partial termination has occurred, the Distribution Date shall be the Anniversary Date coinciding with or immediately following the date of such partial termination.

         (c) DISTRIBUTIONS FOLLOWING DISTRIBUTION DATE. Subject to the necessity, if any, of obtaining the consent of a Participant and spouse, distribution of a Participant's Distributable Benefit shall commence within a reasonable period after the Distribution Date, unless otherwise elected by the Participant in accordance with the provisions of the Plan or as required by the provisions of the Plan.

         2.4.6 FORFEITURES. If an Employee terminates service, and the value of the Employee's vested account balance derived from employer and employee contributions is not greater than $3,500 and the Employee receives a distribution of the value of the entire vested portion of such account balance, the non-vested portion shall be treated as a forfeiture as of the last day of the Plan Year in which the Participant's entire vested interest is distributed from the Plan. If the value of an Employee's vested account balance is zero, the Employee shall be deemed to have received a distribution of such vested account balance. A participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for plan years beginning prior to January 1, 1989.

Unless otherwise elected in the Adoption Agreement, if an Employee terminates service, and elects, in accordance with the provisions of the Plan, to receive the value of the employee's vested account balance, the nonvested portion shall be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the account balance derived from employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the denominator of which is the total value of the vested employer derived account balance.

If an Employee receives a distribution and the Employee resumes employment covered under the Plan, the Employee's employer-derived account balance shall be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive Breaks in Service, upon the reemployment of such Employee, the employer-derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

Unless otherwise elected in the Adoption Agreement, such forfeiture shall be allocated in the same manner as a contribution by the Employer for the Year in which said forfeiture occurred. Notwithstanding any provision herein to the contrary, forfeitures resulting from contributions by an Employer shall not be reallocated for the benefit of another adopting Employer.

If a Participant is re-employed following a Break in Service and is entitled to restoration of any amount of his Accounts which was forfeited as a result of such Break in Service, such amount shall be restored in the manner specified in the Adoption Agreement.

                                    ARTICLE V

                                  DISTRIBUTIONS

         2.5.1   COMMENCEMENT OF DISTRIBUTION.

         (a) IMMEDIATE DISTRIBUTION. A Participant whose employment is terminated for any reason, other than resignation or discharge prior to his Early Retirement Date or his Normal Retirement Date, may elect upon his termination of employment to begin distribution of his Distributable Benefit within a reasonable period after the Distribution Date as of which his Distributable Benefit is determined, or as of the date determined under subsection (b), below, if that date is earlier. If a Participant does not so elect, distribution of the Participant's Distributable Benefit shall in no event begin later than the date determined under subsection (b), below.

         (b) DEFERRED DISTRIBUTION. Except in the case of amounts subject to Section 2.5.2(h) for which a Participant's consent is not required, unless the Employer elects in the Adoption Agreement to permit the Employee to elect earlier commencement and the Employee so elects or the Employee elects to further defer distribution, if the employment of a Participant is terminated by reason of resignation or discharge prior to either his Early Retirement Date or his Normal Retirement Date, distribution of his Distributable Benefit shall be deferred and commenced on the sixtieth
     (60th) day after the close of the later of the following Plan Years:

                 (i) The Plan Year during which the Participant attains the earlier of age sixty-five (65) or the Normal Retirement Age;

                 (ii) The Plan Year during which the tenth (10th) anniversary of the commencement of the Participant's participation in the Plan occurs; or

                 (iii) The Plan Year during which the Participant terminates service with the Employer.

     If, however, the Employer selects an Early Retirement Date in the Adoption Agreement, a Participant who terminates employment before satisfying the age requirement for early retirement but has satisfied any service requirement shall be entitled to a distribution of his Distributable Benefit in accordance with subsection (a) above upon attaining such age. If distribution is so deferred, unless otherwise determined by the Plan Administrator, the Trustee at the Plan Administrator's direction shall transfer the Distributable Benefit to a Segregated Fund from which distribution shall thereafter be made. Such transfer shall be made as of the Distribution Date. Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 2.5.2(j), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

         (c) REQUIRED DISTRIBUTION. Notwithstanding anything herein to the contrary, unless the Participant has made an appropriate election by December 31, 1983 to defer distribution which has not been revoked or modified, the Participant's benefit shall be distributed to the Participant not later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2 (the required beginning date) or shall be distributed, commencing not later than April 1 of such calendar year in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a beneficiary designated by the Participant. The amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. Unless otherwise elected by the Participant (or spouse, if distributions begin after death and the spouse is the designated beneficiary) by the time distributions are required to begin, the life expectancy of the Participant and the Participant's spouse shall be recalculated annually. Other than for a life annuity, such election shall be irrevocable as to the Participant or spouse and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated. Life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury Regulations. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor then determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2. The minimum distribution for subsequent calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

         (d) DISTRIBUTION AFTER DEATH. Unless the Participant has made an appropriate election by December 31, 1983 to extend the period of distribution after his death and the election has not been revoked or modified, the following provisions shall apply. If distribution of the Participant's benefit has begun and the Participant dies before his entire benefit has been distributed to him, the remaining portion of such benefit shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

     If the Participant dies before the distribution of his benefit has begun, the entire interest of the Participant shall be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the death of such Participant, provided that if any portion of the

     Participant's benefit is payable to or for the benefit of a designated beneficiary and such portion is to be distributed in accordance with regulations issued by the Secretary of the Treasury over the life of, or over a period not extending beyond the life expectancy of such designated beneficiary, such distributions shall begin not later than December 31 of the calendar year immediately following the calendar year of the Participant's death or such later date as may be provided by regulations issued by the Secretary of the Treasury. If the designated beneficiary is the surviving spouse of the Participant the date on which the distributions are required to begin shall not be earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant had died and December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the surviving spouse thereafter dies before the distributions to such spouse begin and any benefit is payable to a contingent beneficiary, the date on which distributions are required to begin shall be determined as if the surviving spouse were the Participant.

     If the Participant has not specified the manner in which benefits are payable by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (e) PAYMENTS TO CHILDREN. In accordance with regulations issued by the Secretary of the Treasury, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount shall become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under such regulations).

         (f) INCIDENTAL DEATH BENEFIT DISTRIBUTIONS. Any distribution required by the rules applicable to incidental death benefits shall be treated as a distribution required by this Section. All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

         (g) DISTRIBUTIONS. For the purposes of this section, distribution of a Participant's interest is considered to begin on the Participant's required beginning date or the date distribution is required to begin to the surviving spouse. If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

         (h)     DEFINITIONS.

                 (1) APPLICABLE LIFE EXPECTANCY. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                 (2) DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the proposed regulations thereunder.

                 (3) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin.

                 (4) PARTICIPANT'S BENEFIT.

                     (i) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                     (ii) Exception for second distribution calendar year. For
                 purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                 (5) REQUIRED BEGINNING DATE.

                     (i) GENERAL RULE. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                     (ii) TRANSITIONAL RULES. The required beginning date of a
                 Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (I) or (II) below:

                          (I) NON-5-PERCENT OWNERS. The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                          (II) 5-PERCENT OWNERS. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                 (A) the calendar year in which the Participant attains age 70 1/2, or

                                 (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

                     The required beginning date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                     (iii) 5-PERCENT OWNER. A Participant is treated as a
                 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                     (iv) Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

         (i)     TRANSITIONAL RULE.

                 (1) Notwithstanding the other requirements of this Section and subject to the requirements of Section 2.5.2, distribution on behalf of any employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                       (a) The distribution by the trust is one which would not have disqualified such trust under Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                       (b) The distribution is in accordance with a method of distribution designated by the employee whose interest in the trust is being distributed or, if the employee is deceased, by a beneficiary of such employee.

                       (c) Such designation was in writing, was signed by the employee or the beneficiary, and was made before January 1, 1984.

         2.5.2   METHOD OF DISTRIBUTION. Subject to the provisions of Section
2.5.1 above and any security interest in a loan from the Plan for which any necessary spousal consent has been obtained (to the extent such security interest is used as repayment of the loan), distribution shall be made by one of the following methods, as determined in accordance with the election of the Participant (or in the case of death, his Beneficiary) with such spousal consents as may be required by law:

         (a) In a single distribution, as designated by the Employer in the Adoption Agreement;

         (b) In substantially equal annual, quarterly or monthly installments over a period of more than one year but which does not exceed the period designated in the Adoption Agreement, as selected by the Participant (provided that such period is not greater than the Participant's life expectancy as of the annuity starting date), plus accrued net income. If distribution is to be so made in installments, the Plan Administrator shall cause the undistributed portion of the Distributable Benefit to be transferred to a Segregated Fund, from which installment payments shall thereafter be withdrawn from time to time.

         (c) By the purchase and delivery of a single premium, nontransferable, fully refundable, annuity policy issued by a legal reserve life insurance company providing for payments over such period as may be designated in the Adoption Agreement as selected by the Participant; provided, however, unless the Employer has designated a life annuity distribution option in the Adoption Agreement in the event of distribution of such an annuity policy to a Participant, such duration shall be for a fixed duration which is less than the Participant's life expectancy as of the annuity starting date. The refund feature under such annuity policy following the death of the Participant shall inure to the benefit of the person or persons designated by the Participant as his Beneficiary.

         (d) Any alternative method of equivalent value contained in the Plan at any time on or after the first day of the first Plan Year beginning after 1988 to which the Participant consents.

         (e)     ANNUITY PAYMENTS.

                 (1)   REQUIREMENT OF ANNUITY PAYMENT. The provisions of this
         Section 2.5.2(e) shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 2.5.2(k). Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's vested Account balance will be paid in the form of a Joint and Survivor Annuity and an unmarried Participant's vested Account balance will be paid in the form of a life annuity.

         Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date then the Participant's vested Account balance shall be applied toward the purchase of a Preretirement Survivor Annuity.

         Notwithstanding the other provisions of this Section 2.5.2(e), if the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer does not designate a life annuity distribution option in the Adoption Agreement, the Qualified Joint and Survivor Annuity and Preretirement Survivor Annuity forms of distribution shall not be available. However, a Participant's surviving spouse shall be entitled to elect distribution of the Participant's vested Account balance in the manner provided by
         Section 3.8.3.

         A Participant's vested Account balance is the aggregate value of the Participant's vested account balances derived from employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions hereof shall apply to a Participant who is vested in amounts attributable to employer contributions, employee contributions (or both) at the time of death or distribution.

         The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. A surviving spouse may elect to have such annuity distributed within the ninety
         (90) day period commencing on the date of the Participant's death.

                  (2) ELECTION TO WAIVE ANNUITY PAYMENT. A Participant may elect at any time during the applicable election period to waive the Joint and Survivor Annuity form of benefit or the Preretirement Survivor Annuity form of benefit (or both) and may revoke any such election at any time during the applicable election period.

                  (3) SPOUSAL CONSENT REQUIRED. An election to waive any annuity form of benefit shall not take effect unless the spouse of the Participant consents in writing to the election, such election designates a specific beneficiary, including any class of beneficiaries or contingent beneficiaries, or, solely in the case of a waiver of a Joint and Survivor Annuity, a form of benefits which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and the spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public, or it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse or because the spouse cannot be located. A spouse may not revoke the consent without the approval of the Participant.

         Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subsection (4) below.

                  (4) WRITTEN EXPLANATIONS. The Plan Administrator shall provide each Participant no less than 30 days and no more than 90 days before the annuity starting date a written explanation of -

                        (a) the terms and conditions of a Joint and Survivor
                  Annuity;

                        (b) the Participant's right to make and the effect of an
                  election to waive the Joint and Survivor Annuity form of benefit;

                        (c) the rights of the Participant's spouse to consent to
                  a Participant's election;

                        (d) the right to make and the effect of a revocation of
                  an election.

         The Plan Administrator shall provide to each Participant within the applicable period a written explanation of a Preretirement Survivor Annuity comparable to that provided with respect to a Joint and Survivor Annuity.

                  (5) APPLICABLE PERIOD. The applicable period means with respect to a Participant, whichever of the following periods ends last:

                        (a) The period beginning with the first day of the Plan
                  Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                        (b) A reasonable period ending after the individual
                  becomes a Participant.

                        (c) A reasonable period ending after the Plan increases
                  to fully subsidize costs.

                        (d) A reasonable period ending after Section 401(a)(11)
                  of the Code first applies to the Participant.

                        (e) A reasonable period ending after separation from
                  service in case of a Participant who separates before attaining age 35.

                  For purposes of applying the foregoing, a reasonable period ending after the enumerated events described in (b), (c) and
                  (d) is the end of the two-year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                  (6) APPLICABLE ELECTION PERIOD. The applicable election period means -

                        (a) in the case of an election to waive a Joint and
                  Survivor Annuity, the ninety (90) day period ending on the annuity starting date; and

                        (b) in the case of an election to waive a Preretirement
                  Survivor Annuity, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five
                  (35) and ends on the date of the Participant's death; provided that in the case of a Participant who is separated from service, such period shall not begin later than the date of such separation from service.

                  A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age
                  35. Such election shall not be valid unless the Participant receives a written explanation of the Preretirement Survivor Annuity in such terms as are comparable to the explanation required under subsection (4).

                  Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this section.

                  (7) ANNUITY STARTING DATE. The annuity starting date means the first day of the first period for which an amount is payable as an annuity or any other form.

                  (8) MARRIAGE REQUIREMENT. Notwithstanding the foregoing, the benefits under the Plan shall not be provided in the form of a Joint and Survivor Annuity or a Preretirement Survivor Annuity unless the Participant and his spouse have been married throughout the one (1) year period ending on the earlier of the Participant's annuity starting date or the date of the Participant's death. If a Participant marries within one (1) year before the annuity starting date and the Participant and his spouse in such marriage have been married for at least a one (1) year period ending on or before the date of the Participant's death, the Participant and such spouse shall be treated as having been married throughout the required period. A former spouse shall be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in
         Section 414(p) of the Code.

         (f) TERMS OF ANNUITY CONTRACTS. Any annuity contract distributed from the Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

         (g) INCIDENTAL DEATH BENEFITS. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         (h) CONSENTS. If the value of a Participant's vested account balance derived from Employer and Employee contributions does not exceed (and at the time of any prior distribution did not exceed) $3,500, the consent of the Participant and his or her spouse shall not be required; provided that if such value exceeds $3,500, the Participant and spouse (or where either has died, the survivor) must consent to any distribution of such account balance. The consent shall be obtained in writing within the 90 day period ending on the annuity starting date. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or
     Section 415 of the Code. In addition, upon termination of the Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the
     Code), the Participant's account balance in the Plan will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), then the Participant's account balance will be transferred, without the Participant's consent, to the other Plan if the Participant does not consent to an immediate distribution.

         (i) ZERO BENEFITS. If the value of the Participant's vested and nonforfeitable interest in the Plan at the time of his termination of employment is zero, the Participant shall be deemed to have received a distribution of such interest.

         (j)     RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS. The Plan
     Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance in the Plan is no longer immediately distributable.

                 Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3)of the Code and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the Participant's account balance in the Plan is immediately distributable. Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. The Participant's account balance is immediately distributable if any part of the Participant's account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of age 62 or the Normal Retirement Age.

         (k)     TRANSITIONAL RULES.

                 (1) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of the article must be given the opportunity to elect to have the prior sections of this article apply if such Participant is credited with at least one hour of service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant has at least 10 years of vesting service when he or she separated from service.

                 (2) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one hour of service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section (4) below.

                 (3) The respective opportunities to elect (as described above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                 (4) Any Participant who has elected pursuant to Section (2) above and any Participant who does not elect under Section (1) or who meets the requirements of Section (1) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                       (i) AUTOMATIC JOINT AND SURVIVOR ANNUITY. If benefits in the form a life annuity become payable to a married Participant who:

                             (1) begins to receive payments under the Plan on or after normal retirement age; or

                             (2) dies on or after normal retirement age while still working for the Employer; or

                             (3) begins to receive payments on or after the qualified early retirement age; or

                             (4) separates from service on or after attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a qualified joint and survivor annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                       (ii) ELECTION OF EARLY SURVIVOR ANNUITY. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                       (iii) FOR PURPOSES OF THIS SECTION (4):

                             (1) Qualified early retirement age is the later of:

                                   (i)   the earliest date, under the Plan, on
                             which the Participant may elect to receive retirement benefits,

                                   (ii)  the first day of the 120th month
                             beginning before the Participant reaches normal retirement age, or

                                   (iii) the date the Participant begins
                             participation.

                             (2) Qualified joint and survivor annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as otherwise described in the Plan.

         2.5.3 NATURE OF DISTRIBUTIONS. The nature of the distribution of a Participant's Distributable Benefit shall be as hereinafter provided.

         (a) TRUST FUND AND SEGREGATED FUNDS. Subject to the Joint and Survivor Annuity requirements, except as provided in subsection (b) with regard to Life Insurance Policies, distribution of a Participant's Distributable Benefit shall consist of cash or property, or an annuity contract as provided in Section 2.5.2 above.

         (b) INSURANCE POLICIES. In the event that the Trustee has purchased Life Insurance Policies on the life of the Participant, the values and benefits available with respect to each such Policy shall be distributed as follows:

                 (i) If the Participant's employment terminates for any reason other than death, then the Trustee shall either surrender the Life Insurance Policy for its available cash value and distribute the proceeds as provided in subsection (a) above or, at the election of the Participant, distribute the Life Insurance Policy to the Participant, provided the Participant has a vested and nonforfeitable interest in his Accounts in an amount at least equal to the cash value thereof.

                 (ii) If the Participant's employment terminates by reason of death, the beneficiary designated by the Participant in accordance with the terms of the Plan shall be entitled to receive from the Trustee the full amount of the proceeds thereof.

         The Trustee shall apply for and be the owner of any Policies purchased under the terms of the Plan. The Policies must provide that the proceeds are payable to the Trustee subject to the Trustee's obligation to pay over the proceeds to the designated Beneficiary. A Participant's spouse will be the designated beneficiary of the proceeds of such Policies unless a qualified election has been made in accordance with
         Section 2.5.2(e) of the Plan, if applicable. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any Policies purchased hereunder, the Plan provisions shall control.

         2.5.4 ADVANCE DISTRIBUTIONS. If the Employer elects in the Adoption Agreement to permit advance distribution to a Participant or his Beneficiary after his employment has terminated and before he is otherwise entitled to distribution of his Distributable Benefit but in no event earlier than a reasonable period following the Distribution Date, the Trustee upon the request of the Participant or Beneficiary shall make advance distributions to him or to his Beneficiary. The aggregate of such an advance distribution shall not exceed the sum of the vested and nonforfeitable interest in the Participant's Accounts.

If the Employer elects in the Adoption Agreement to forfeit non-vested amounts immediately upon distribution of the Employee's entire vested account balance on termination of service, an Employee who terminates service and elects to receive the value of the Employee's vested account balance shall forfeit the non-vested portion. If the Employee elects to have distributed less than the entire vested portion of the account balance derived from Employer contributions, the part of the non-vested portion that is treated as a forfeiture is the total non-vested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived account balance.

Except as provided in the preceding paragraph, if a Participant receives a distribution which reduces the balance in his Employer Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account, the amount, if any, of the Participant's vested and nonforfeitable interest in the undistributed balance of said Account on his Accrual Date shall be transferred to a Segregated Account and shall not be less than an amount ("X") determined by the formula: X = P (AB + (R x D)) - (R x D). For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; and D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution.

         2.5.5 HARDSHIP DISTRIBUTIONS. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer elects in the Adoption Agreement to permit hardship distributions, a Participant may request a distribution from the Plan as a result of immediate and heavy financial needs of the Participant to the extent that the distribution is necessary to satisfy such financial needs. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code. The determination of whether a Participant has an immediate and heavy financial need shall be made by the Plan Administrator on the basis of all relevant facts and circumstances. A distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

         (a) Deductible medical expenses described in Section 213(d) of the Code incurred or necessary for medical care of the Participant, his spouse or dependents;

         (b) Purchase (excluding mortgage payments) of a principal residence for the Participant;

         (c) Cost of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; or

         (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

         (a) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

         (b) All plans maintained by the Employer provide that the Participant's elective Deferrals and employee contributions shall be suspended for twelve (12) months after the receipt of the hardship distribution;

         (c) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

         (d) All plans maintained by the Employer provide that the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

     In the event of such distribution, when a Participant is less than one hundred percent (100%) vested in his Employer Account or Matching Account, the vested interest in the Employer Account or Matching Account shall thereafter be determined in accordance with Section 2.5.4 of the Plan.


         2.5.6   IN SERVICE DISTRIBUTIONS.

         (a) CASH OR DEFERRED PROFIT SHARING PLANS. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing plan and if the Employer elects in the Adoption Agreement to permit distributions to a Participant after attaining age 59 1/2 but prior to his termination of employment, a Participant shall be entitled to receive a distribution of all or a part of his interest in the Plan upon filing a written request with the Plan Administrator; provided that no distribution shall be made unless the interest of the Participant in the Account from which the distribution is to be made is fully vested and nonforfeitable and the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years; and the distribution of Elective Deferrals and Qualified Non-Elective Contributions satisfy the limitations imposed by Part II, Article VII. Any distribution shall be subject to the written consent of the Participant's spouse.

         (b)     PROFIT SHARING PLANS. If the Plan is designated in the
     Adoption Agreement as a Profit Sharing Plan and if the Employer elects in the Adoption Agreement to permit distributions to a Participant prior to his termination of employment, a Participant shall be entitled to receive a distribution of all or part of his interest in the Plan upon filing a written request with the Plan Administrator; provided that no distribution shall be made unless the interest of the Participant in the Account from which the distribution is to be made is fully vested and nonforfeitable and the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years; provided further that in-service distributions shall be permitted subject to the terms of Section 2.5.5 if the Employer elects in the Adoption Agreement to have such provision apply. Any distribution shall be subject to the written consent of the Participant's spouse.

         (c) ALL PLANS. Upon attainment of his Normal Retirement Date, a Participant shall be entitled to receive a distribution of all or a part of his interest in the Plan upon filing a written request with the Plan Administrator. In service distributions are permitted at the election of the Participant for amounts held in a Segregated Account attributable to a rollover from another plan regardless of age or periods of participation. Any distribution shall be subject to the written consent of the Participant's spouse.

                                   ARTICLE VI

                         CONTINGENT TOP HEAVY PROVISIONS

         2.6.1 TOP HEAVY REQUIREMENTS. If the Plan becomes a Top Heavy Plan during any Plan Year, the following provisions shall supersede any conflicting provisions in the Plan or Adoption Agreement and apply for such Plan Year:

         (a) Except as otherwise provided below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the plan), or (ii) the Participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

     Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum allocation.

     For purposes of computing the minimum allocation, Compensation shall mean a Participant's compensation as defined in Section 3.2.1(h) of the Plan.

     The minimum allocation provided above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

     The minimum allocation provided above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

         (b) References in Section 3.2.1(d), pertaining to combined plan limitations, to "1.25" shall be applied by substituting "1.0" for "1.25" therein. Reference in Section 3.2.1(e), pertaining to a special transition rule, to "$51,875" shall be applied by substituting "$41,500" for "$51,875" therein.

         (c) The vested and nonforfeitable interest of each Participant shall be equal to the percentage determined under the vesting schedule specified in the Adoption Agreement if the Plan becomes a Top Heavy Plan, or if non-vesting schedule is specified, the percentage determined under the following schedule:


                     YEARS OF SERVICE                   PERCENTAGE

                       Less than 2                          0%

                            2                              20%

                            3                              40%

                            4                              60%

                            5                              80%

                        6 or more                         100%

     The top-heavy minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan becomes top-heavy.

     No decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for any Plan Year. Any minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under Section 411(a)(3)(B) or (D) of the Code.

         2.6.2 TOP HEAVY DEFINITIONS. The following terms, as used in this Plan, shall have the following meaning:

            (a) "KEY EMPLOYEE": An Employee or former employee who, at any time during the Determination Period is either:

                 (i) an officer of the Employer having an Annual Compensation greater than fifty (50%) percent of the amount in effect under
            Section 415(b)(l)(A) of the Code;

                 (ii) an owner (or a person considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Annual Compensation from the Employer is more than the limitation in effect under Section 415(c)(l)(A) of the Code;

                 (iii) any person who owns directly or indirectly more than five
            (5%) percent of the outstanding stock of the Employer or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer;

                 (iv) any person who owns directly or indirectly more than one (1%) percent of the outstanding stock of the Employer or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer and having an Annual Compensation from the Employer of more than $150,000; or

                 (v) any beneficiary of a Key Employee. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

            (b) "AGGREGATION GROUP": Each qualified retirement plan of the Employer in which a Key Employee is a participant and each other qualified retirement plan of the Employer which enables any plan in which a Key Employee is a participant to meet the requirements of
         Section 401(a)(4) or Section 410 of the Code.

            (c) "ANNUAL COMPENSATION": Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8),
         Section 402(h) or Section 403(b) of the Code.

            (d) "TOP-HEAVY PLAN": For any Plan Year beginning after December 31, 1983, the plan is top-heavy if any of the following conditions exists:

                 (i) If the top-heavy ratio for the plan exceeds 60 percent and the plan is not part of any required aggregation group or permissive aggregation group of plans.

                 (ii) If the plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent.

                 (iii) If the plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

            (e)  "TOP-HEAVY RATIO":

                 (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations hereunder.

            Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                 (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with
            (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                 (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.

            The account balances and accrued benefits of a Participant (1) who is not a Key Employee but was a Key Employee in a prior year, or (2) who has not been credited with at least one hour of service with any Employer maintaining the plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

            The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

            (f) "PERMISSIVE AGGREGATION GROUP": The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

            (g)  "REQUIRED AGGREGATION GROUP":

                 (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated).

                 (ii) Any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

            (h) "DETERMINATION DATE": For any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

            (i) "VALUATION DATE": The date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

              (j) "PRESENT VALUE": Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

              (k) "DETERMINATION PERIOD": The Plan Year containing the Determination Date and the four (4) preceding Plan Year.

              (l)  "NON-KEY EMPLOYEE": An Employee who is not a Key Employee.

         2.6.3 PAIRING REQUIREMENTS. If an Employer adopts two or more defined contribution plans by executing Adoption Agreements pursuant to this Plan or another prototype plan for which the Mass Submitter is the same, the following provisions shall apply:

              (a) Only one of the Adoption Agreements may provide for permitted disparity by integration with Social Security.

              (b) For each Plan Year in which the paired plans are top-heavy the Employer shall provide a minimum contribution equal to three (3%) percent of Compensation for each Non-Key Employee (i) under the paired plan designated by the Employer in the Adoption Agreement if the plans benefit the same Participants, or in the case of a plan subject to Code
         Section 401(k) or 401(m), the same Participants are eligible to make elective deferrals or employee contributions, or (ii) under both paired plans if the plans benefit the same Participants. Note: The same eligibility requirements in Section A of the Adoption Agreement must be selected.

              (c) In any Plan Year in which the paired plans are top-heavy, i.e. the top-heavy ratio exceeds sixty (60%) percent, the denominators of the defined benefit fraction and defined contribution fraction in
         Section 3.2.1(d) shall be computed by multiplying the dollar limitation by 1.0 instead of by 1.25.

                                   ARTICLE VII

                            SPECIAL CODA LIMITATIONS

         2.7.1 LIMITATION ON DEFERRAL PERCENTAGE FOR HIGHLY COMPENSATED EMPLOYEES. Notwithstanding any provision herein to the contrary, the actual deferral percentage for all Highly Compensated Employees for each Plan Year must not exceed the actual deferral percentage for all other Employees eligible to participate by more than the greater of:

              (a) the actual deferral percentage of such other Employees multiplied by 1.25; or

              (b) the actual deferral percentage of such other Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the actual deferral percentage of such other Employees.

         For purposes hereof, the actual deferral percentages for a Plan Year for all Highly Compensated Employees and for all other Employees respectively are the averages of the ratios, calculated separately for each Employee in the respective group, of the amount of Elective Contributions and Qualified Non-Elective Contributions paid under the Plan on behalf of each such Employee for such Plan Year including Excess Elective Deferrals to the Employee's Compensation for such Plan Year(whether or not the Employee was a Participant for the entire Plan
         Year) but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of those Elective Deferrals). An Employee who would be a Participant but for the failure to have Elective Contributions made on his behalf shall be treated as a Participant on whose behalf no Elective Contributions are made. For purposes of calculating the actual deferral percentages of Highly Compensated Employees who are 5 percent owners or among the ten most highly paid employees, Elective Contributions and Qualified Non-Elective contributions on behalf of a member of the Family of such highly Compensated Employees shall be taken into account and compensation of such Employees shall include the Elective deferrals and Qualified Non-Elective Contributions and compensation for the Plan Year of members of his Family (as determined in Section 414(q)(6) of the Code). A member of the family of such Highly Compensated Employees shall be disregarded as a separate Employee in determining the actual deferral percentage both for Participants who are Highly compensated Employees and for all other Employees.

         For purposes of determining the actual deferral percentage test, Elective Contributions and Qualified Non-Elective contributions must be made before the last day of the twelve month period immediately following the Plan Year to which the contributions relate.

         The Employer shall maintain records sufficient to demonstrate satisfaction of the actual deferral percentage test and the amount of Qualified Non-Elective Contributions used in such test.

         The determination and treatment of the actual deferral percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the treasury.

         2.7.2   MULTIPLE PLAN LIMITATIONS.

              (a) The actual deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Contributions (and Qualified Non-Elective Contributions if treated as Elective Deferrals for purposes of the actual deferral percentage test) allocated to his or her Accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such qualified Non-Elective Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

         (b) In the event that this Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the actual deferral percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

         2.7.3 LIMITATION ON MATCHING CONTRIBUTIONS. Notwithstanding any provision herein to the contrary, the average contribution percentage for all Highly Compensated Employees for each Plan Year must not exceed the average contribution percentage for all other Employees eligible to participate by more than the greater of:

              (a) the average contribution percentage of such other Employees multiplied by 1.25; or

              (b) the average contribution percentage of such other Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the average contribution percentage of such other Employees.

For purposes hereof, the average contribution percentages for a Plan Year for all Highly Compensated Employees and for all other Employees respectively are the averages of the ratios, calculated separately for each Employee in the respective group, of the amount of Matching Contributions paid under the Plan on behalf of each such Employee for such Plan Year, to the Employee's Compensation for such Plan Year whether or not the Employee was a Participant for the entire Plan Year. Such contribution percentage amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Accounts which shall be taken into account in the Plan Year in which such forfeiture is allocated. Forfeitures of Matching Contributions shall be included as contribution percentage amounts only to the extent such forfeitures are used to reduce or supplement the Matching Contributions, as specified in the Adoption Agreement. If so elected in the Adoption Agreement, the Employer may include Qualified Non-Elective Contributions in the contribution percentage amounts.

The Employer may also elect to use Elective Deferrals in the contribution percentage amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test. If an Elective Contribution or other contribution by an Employee is required as a condition of participation in the Plan, any Employee who would be a Participant if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no such contributions are made.

The Employer shall maintain records sufficient to demonstrate satisfaction of the average contribution percentage test and the amount of Qualified Non-Elective Contributions used in such test.

The determination and treatment of the contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         2.7.4   SPECIAL RULES.

              (a) MULTIPLE USE: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA shall be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's contribution percentage amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Employees who are not Highly Compensated Employees.

              (b) The contribution percentage for any Participant who is a Highly Compensated Employee and who is eligible to have contribution percentage amounts allocated to his or her Accounts under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such contribution percentage amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

              (c) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then this section shall be applied by determining the contribution percentages of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

              (d) For purposes of determining the contribution percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the contribution percentage amounts and Compensation of such participant shall include the contribution percentage amounts and Compensation for the Plan Year of members of the

         Family of such Highly Compensated Employees. Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the contribution percentage both for Participants who are Highly Compensated Employees and for all other Employees.

              (e) For purposes of determining the contribution percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-Elective Contributions shall be considered made for a Plan Year if made no later than the end of the twelve month period beginning the day after the close of the Plan Year.

         2.7.5 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. A Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of each calendar year of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

Excess Elective Deferrals distributed under this section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

         2.7.6 DISTRIBUTION OF EXCESS CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and any amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

Excess Contributions distributed under this section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

Excess Contributions shall be distributed from the Participant's Elective Contribution Account in proportion to the Participant's Elective Deferrals for the Plan Year. Excess Contributions attributable to Qualified Non-Elective Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Contribution Account.

         2.7.7 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Aggregate Contributions attributable to each of such Employees. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

Excess Aggregate Contributions distributed under this section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the plan Year, and must be the same method that is used by the plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.

Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Employees who are not Highly Compensated Employees or applied to reduce Employer Contributions, as elected by the Employer in the Adoption Agreement.

Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant's Matching Account and Voluntary Account (and, if applicable, the Participant's Qualified Non-Elective Contribution Account or Elective Contribution Account).

         2.7.8 LIMITATION ON DISTRIBUTIONS. Except as otherwise provided in this Article, Elective Deferrals and Qualified Non-Elective Contributions and income allocable thereto are not distributable to a Participant or his or her Beneficiary in accordance with such Participant's or Beneficiary's election prior to separation from service, death or disability. Such amounts may, however, be distributed upon:

              (a) Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e) or Section 409 of the Code) or a simplified employee pension plan as defined in Section 408(k) of the Code.

              (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

              (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) If such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

              (d)  The attainment of age 59 1/2.

              (e)  The Hardship of a Participant in accordance with Section
         2.5.5.

All such distributions are subject to the spousal and Participant consent requirements, if applicable, contained in Sections 401(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988 that are triggered by any of the first three events enumerated above must be made in a lump sum.

         2.7.9 LIMITATION ON ELECTIVE DEFERRALS. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                                    PART III

                                    ARTICLE I

                                   ACCOUNTING

         3.1.1 ACCOUNTS. All income, profits, recoveries, contributions and any and all monies, securities and properties of any kind at any time received or held by the Trustee shall be held as a commingled Trust Fund, except to the extent such assets are transferred to a Segregated Fund. For accounting purposes, the Plan Administrator shall establish and maintain certain Accounts for each Participant. An Employer Account shall be established and maintained for each Participant to which shall be added the Participant's share of Employer or Non-Elective Contributions and forfeitures. A matching Account shall be established and maintained for each Participant to which shall be added the Participant's share of Matching Contributions and forfeitures. A Qualified Non-Elective Contribution Account shall be established and maintained for each Participant to which shall be added the Participant's share of Qualified Non-Elective Contributions. If a Participant has previously made voluntary nondeductible employee contributions, the Plan Administrator shall establish and maintain a Voluntary Account for the Participant. If, in accordance with any of the provisions of the Plan, assets are either deposited initially or transferred to a Segregated Fund for the benefit of a Participant, the Plan Administrator shall establish and maintain a Segregated Account for the Participant. If a Participant elects to exercise investment control over all or a portion of his Accounts, the Plan Administrator shall establish and maintain a Controlled Account for the Participant.

         3.1.2 ADJUSTMENTS. As of each Valuation Date, each Participant's Accounts shall be adjusted in the following order and manner.

              (a) DISTRIBUTIONS. Any distribution made to or on behalf of a Participant since the last preceding Valuation Date shall be deducted from the Participant's Account from which the distribution was made.

              (b) INSURANCE PREMIUMS. Payments made since the last preceding Valuation Date for Life Insurance Policies on the life of a Participant (including without limitation payments of premiums and interest on policy loans) shall be deducted from the Account of the Participant from which the payment was made.

              (c) ADJUSTMENT TO FAIR MARKET VALUE. The value of all monies, securities and other property in the Trust Fund, excluding Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income and contributions, if any, received by the Trustee from the Employer or Participants on account of such Year calculated under the method of accounting of the Trust shall be included and there shall be deducted all expenses determined in accordance with the method of accounting adopted by the Plan Administrator.

         If the total net value of the Trust Fund so determined exceeds (or is less than) the total amount in the affected Accounts of all Participants, the excess (or deficiency) shall be added to (or deducted from) the respective Accounts of all Participants in the ratio that each such Participant's Account bears to the total amount in all such Accounts.

              (d) ADJUSTMENT OF SEGREGATED AND CONTROLLED ACCOUNTS. The value of all monies, securities and other property in each Participant's Segregated Account or Controlled Account, if any, but exclusive of Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income calculated under the method of accounting of the Trust shall be included and all expenses shall be deducted.

         If the total net value of a Participant's Segregated Account or Controlled Account, as the case may be, so determined exceeds (or is less than) the previous balance in such Account, the excess (or deficiency) shall be added to (or deducted from) the Participant's respective Account.

              (e) INSURANCE DIVIDENDS. Dividends or credits received since the last preceding Valuation Date on any Life Insurance Policy on the life of a Participant shall be added to the Account of the Participant from which the premiums for such Life Insurance Policy have been paid.

              (f) CONTRIBUTIONS AND FORFEITURES. Each Participant's Account shall be increased by that portion of the contribution and forfeitures which is allocated to him.

              (g) TRANSFERS TO SEGREGATED FUNDS. To the extent that funds in the Trust Fund attributable to a Participant's Accounts were transferred since the last preceding Valuation Date or are to be transferred to a Segregated Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased.

              (h) TRANSFERS FROM SEGREGATED FUNDS. To the extent that funds are transferred from a Segregated Fund of a Participant to the Trust Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased.

              (i) TIME OF ADJUSTMENTS. Every adjustment to be made pursuant to this Section shall be considered as having been made as of the applicable Valuation Date regardless of the actual dates of entries, receipt by the Trustee of contributions by the Participant or the Employer for such Year, or the transfers of funds to or from Segregated Funds. The Trustee's determination as to valuation of trust assets and charges or credits to the individual Accounts of the respective Participants shall be conclusive and binding on all persons. If funds are transferred from the trust Fund to a Segregated Fund as of any date other than a Valuation Date pursuant to the terms of the Plan, the adjustment to be made pursuant to this Section shall be made as of the date as of which such transfer is made, as if such date is a Valuation Date.

         If any Participant receives a distribution pursuant to the terms of the Plan as of any date other than a Valuation Date, then the adjustments to be made pursuant to this Section shall be made in the manner specified in the Adoption Agreement.

                                   ARTICLE II

                                   LIMITATIONS

         3.2.1 LIMITATIONS ON ANNUAL ADDITIONS. If the Participant does not participate in, and has never participated in, another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition, then subject to the adjustments hereinafter set forth, the amount of annual additions which may be credited to a Participant's Accounts during any Limitation Year shall not exceed the maximum permissible amount, which shall equal the lesser of: (a) thirty thousand dollars ($30,000.00) or, if greater, one-fourth of the dollar limitation under Section 415(b)(1)(A) of the Code as in effect for the Limitation Year, or (b) twenty-five percent (25%) of the Participant's Compensation for the Plan Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Sections 415(l)(1) or 419A(d)(2) of the Code.

If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated shall be reduced so that the annual additions for the Limitation Year shall equal the maximum permissible amount.

              (a) ANNUAL ADDITIONS. The term "annual additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

                   (i)   Employer contributions;

                   (ii)  Employee contributions;

                   (iii) Forfeitures;

                   (iv) Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions; and

                   (v) Payments allocated after March 31, 1984, to an individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer.

              Any excess amounts applied under subsections (b) and (c) below to reduce Employer contributions are considered annual additions for such Limitation Year.

              (b) EXCESSIVE ANNUAL ADDITIONS. Prior to determining a Participant's actual Compensation for a Limitation Year, the Employer may determine the maximum permissible Annual Addition for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year. Any Excessive Annual Addition attributable to nondeductible voluntary employee contributions made by a Participant to the extent they reduce the excess amount shall be returned to the Participant before any other adjustments are made. Any Excessive Annual Addition attributable to a reasonable error in determining the amount of Elective Deferrals that may be made on behalf of a Participant under the limits of Section 415 of the Code shall next be returned to the Participant.

         If an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary. If an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.

         If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If a suspense account is in existence at anytime during a Limitation Year, it shall not participate in the allocation of the Trust's investment gains and losses.


              (c) PARTICIPATION IN CERTAIN OTHER PLANS. If in addition to this Plan, the Participant is covered under another qualified regional prototype defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition during any Limitation Year, the annual additions which may be credited to a Participant's account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year.

         If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the maximum permissible amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

         Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in subsection (b) above. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

         If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

         If the excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

              (i)   the total excess amount allocated as of such date, times

              (ii) the ratio of (I) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to
         (II) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified regional prototype defined contribution plans. Any excess amount attributed to this Plan will be disposed in the manner described in subsection (b), above

         If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a regional prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited as provided above as though the other plan were a regional prototype plan unless the Employer specifies other limitations in the Adoption Agreement.

         For purposes hereof, the excess amount is the excess of the Participant's annual additions for the Limitation Year over the maximum permissible amount and a regional prototype plan is a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year shall be limited in the manner specified in the Adoption Agreement.

              (d) COMBINED PLAN LIMITATION. In the event that a Participant in this Plan participates in a defined benefit plan (as defined in the applicable sections of the Code) maintained by the Employer, the sum of the "defined benefit plan fraction" plus the "defined contribution plan fraction" shall at no time exceed 1.0.

         The "defined benefit plan fraction" for any year is a fraction (i) the numerator of which is the projected annual benefit of the Participant under all the defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the year), and (ii) the denominator of which is the lesser of (A) the product of
         1.25 multiplied by the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code, or (B) the product of
         1.4 multiplied by one hundred (100%) percent of the Participant's average compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average, including any adjustments under Section 415(b) of the Code. Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987. The "defined contribution fraction" for any year is a fraction (i) the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds and individual medical accounts (as defined in Sections 419(e) and 415(l)(2) of the Code) maintained by the Employer, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for the current year and for all prior limitation years of service with the Employer, regardless of whether a defined contribution plan was maintained by the Employer: (A) the product of 1.25 multiplied by the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code, or (B) thirty-five (35%) percent of the

         Participant's compensation from the Employer for such plan year. If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

         The projected annual benefits under a defined benefit plan is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) or qualified joint and survivor annuity to which the Participant would be entitled under the terms of the Plan assuming the Participant continues employment until normal retirement age under the plan (or current age, if later), and the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

              (e) SPECIAL TRANSITION RULE FOR DEFINED CONTRIBUTION FRACTION. At the election of the Plan Administrator, in applying the provisions of subsection (d) above with respect to the defined contribution plan fraction for any year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under subsection (d) above for the year ending in 1982, multiplied by the "transition fraction". The "transition fraction" is a fraction (i) the numerator of which is the lesser of (A) $51,875 or (B) 1.4 multiplied by twenty-five (25%) percent of the Participant's compensation for the year ending in 1981, and (ii) the denominator of which is the lesser of (A) $41,500 or (B) twenty-five (25%) percent of the Participant's compensation for the year ending in 1981.

              (f) SPECIAL TRANSITION RULE FOR EXCESS BENEFITS. Provided that the Plan satisfied the requirements of Section 415 of the Code for the last Plan Year beginning before January 1, 1983, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and the defined contribution fraction computed in accordance with Section 415(e)(l) of the Code (as amended by the Tax Equity and Fiscal Responsibility Act of 1982) does not exceed 1.0 for such year, in accordance with regulations issued by the Secretary of the Treasury pursuant to the applicable provisions of the Code.

               (g) EMPLOYER. For purposes of this Section, employer shall mean the Employer that adopts this Plan and all members of a group of employers which constitutes a controlled group of corporations or trades or businesses under common control (as defined in Sections 414(b) and (c)of the Code, as modified by Section 415(h) of the Code), or an affiliated service group (as defined in Section 414(m) of the Code) of which the adopting employer is part and another entity required to be aggregated with the Employer under Section 414(o) of the Code and the regulations issued thereunder.

               (h) COMPENSATION. For purposes of this Section as elected in the Adoption Agreement by the Employer, Compensation shall mean all of a Participant's:

                   (i) WAGES, TIPS AND OTHER COMPENSATION BOX ON FORM W-2. Wages
               as defined in Section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services rendered (such as the exception for agricultural labor in Section 3401(a)(2) of the
               Code).

                   (ii) SECTION 3401(A) WAGES. Wages as defined in Section
               3401(a) of the Code for the purposes of income-tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)of the
               Code).

                   (iii) SECTION 415 SAFE-HARBOR COMPENSATION. Wages, salaries and fees for professional services and other amounts received without regard to whether or not an amount is paid in cash for personal services actually rendered in the course of employment for the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a non-accountable plan (as described in Section 1.62-2(c) of the Regulations)), but excluding:

                   (I) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

                   (II) Amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee is no longer subject to a substantial risk of forfeiture or becomes freely transferable.

                   (III) Amounts realized from the sale, exchange or other
               disposition of stock acquired under an incentive stock option;
               and

                   (IV) Other amounts which received special tax benefits or
               contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

               For any self-employed individual, Compensation shall mean earned income. For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

               Notwithstanding the preceding sentence, Compensation for a Participant who is permanently and totally disabled (as defined in section 22(e)(3) of the Code) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

               (i) SHORT LIMITATION YEAR. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin within the Limitation Year in which the amendment is made. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum annual addition shall not exceed the defined contribution dollar limitation determined in accordance with Section 415(c)(1)(A) of the Code then in effect multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

         3.2.2 CONTROLLED BUSINESSES. If this plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) for the employees of this and all other trades or businesses.

If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this plan.

If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

           (a) own the entire interest in an unincorporated trade or business, or

           (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an owner-employee, or two or more owner-employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

                                   ARTICLE III

                                   FIDUCIARIES

         3.3.1 STANDARD OF CONDUCT. The duties and responsibilities of the Plan Administrator and the Trustee with respect to the Plan shall be discharged (a) in a non-discriminatory manner; (b) for the exclusive benefit of Participants and their Beneficiaries; (c) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.

         3.3.2 INDIVIDUAL FIDUCIARIES. At any time that a group of individuals is acting as Plan Administrator or Trustee, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. Such persons shall be appointed by the Employer and may or may not be Participants or Employees of the Employer. Any action taken by a group of individuals acting as either Plan Administrator or Trustee shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.

         3.3.3 DISQUALIFICATION FROM SERVICE. No person shall be permitted to serve as a Fiduciary, custodian, counsel, agent or employee of the Plan or as a consultant to the Plan who has been convicted of any of the criminal offenses specified in the Act.

         3.3.4 BONDING. Except as otherwise permitted by law, each Fiduciary or person who handles funds or other property or assets of the Plan shall be bonded in accordance with the requirements of the Act.

         3.3.5 PRIOR ACTS. No Fiduciary shall be liable for any acts occurring prior to the period of time during which the Fiduciary was actually serving in such capacity with respect to the Plan.

         3.3.6 INSURANCE AND INDEMNITY. The Employer may purchase or cause the Trustee to purchase and keep current as an authorized expense liability insurance for the Plan, its Fiduciaries, and any other person to whom any financial responsibility with respect to the Plan and Trust is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the duties, responsibilities and obligations under the Plan and under the Act; provided that any such insurance policy purchased with Plan assets permits subrogation by the Insurer against the Fiduciary in the case of breach by such Fiduciary. Unless otherwise determined and communicated to affected parties by the Employer, the Employer shall indemnify and hold harmless each such person, other than a corporate trustee, for and from any such liabilities, costs and expenses which are not covered by any such insurance, except to the extent that any such liabilities, costs or expenses are judicially determined to be due to the gross negligence or willful misconduct of such person. No Plan assets may be used for any such indemnification.

         3.3.7 EXPENSES. Expenses incurred by the Plan Administrator or the Trustee in the administration of the Plan and the Trust, including fees for legal services rendered, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, and all other proper charges and expenses of the Plan Administrator or the Trustee and of their agents and counsel shall be paid by the Employer, or at its election at any time or from time to time, may be charged against the assets of the Trust, but until so paid shall constitute a charge upon the assets of the Trust. The Trustee shall have the authority to charge the Trust Fund for its compensation and reasonable expenses unless paid or contested by written notice by the Employer within sixty (60) days after mailing of the written billing by the Trustee. All taxes of any and all kinds whatsoever which may be levied or assessed under existing or future laws upon the assets of the Trust or the income thereof shall be paid from such assets. Notwithstanding the foregoing, no compensation shall be paid to any Employee for services rendered under the Plan and Trust as a Trustee.

         3.3.8 AGENTS, ACCOUNTANTS AND LEGAL COUNSEL. The Plan Administrator shall have authority to employ suitable agents, custodians, investment counsel, accountants and legal counsel who may, but need not be, legal counsel for the Employer. The Plan Administrator and the Trustee shall be fully protected in acting upon the advice of such persons. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless the Trustee has been indemnified to the Trustee's satisfaction for any fees, costs and expenses to be incurred in connection therewith.

         3.3.9 INVESTMENT MANAGER. The Employer may employ as an investment manager or managers to manage all or any part of the Trust Fund any (i) investment advisor registered under the Investment Advisors Act of 1940; (ii) bank as defined in said Act; or (iii) insurance company qualified to perform investment management services in more than one state. Any investment manager shall have all powers of the Trustee in the management of such part of the Trust Fund, including the power to acquire or dispose of assets. In the event an investment manager is so appointed, the Trustee shall not be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that part of the Trust Fund which is subject to the management of the investment manager. The Employer shall notify the Trustee in writing of any appointment of an investment manager, and shall provide the Trustee with the investment manager's written acknowledgment that it is a fiduciary with respect to the Plan.

         3.3.10 FINALITY OF DECISIONS OR ACTS. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Plan Administrator or the Trustee made or done in good faith upon any matter within the scope of authority and discretion of the Plan Administrator or the Trustee shall be final and binding upon all persons. In the event of judicial review of actions taken by any Fiduciary within the scope of his duties in accordance with the terms of the Plan and Trust, such actions shall be upheld unless determined to have been arbitrary and capricious.

         3.3.11 CERTAIN CUSTODIAL ACCOUNTS AND CONTRACTS. The term "Trustee" as used herein will also include a person holding the assets of a custodial account, an annuity contract or other contract which is treated as a qualified trust pursuant to Section 401(f) of the Code and references to the Trust Fund shall be construed to apply to such custodial account, annuity contract or other contract.


                                   ARTICLE IV

                               PLAN ADMINISTRATOR

         3.4.1 ADMINISTRATION OF PLAN. The Plan Administrator shall be designated by the Employer from time to time. The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan and shall construe and determine all questions of interpretation or policy in a manner consistent with the Plan and the Adoption Agreement. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as he shall deem necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be a qualified Plan pursuant to the Code, and shall comply with the terms of the Act. The Plan Administrator shall have all powers necessary or appropriate to accomplish his duties under the Plan.

            (a) The Plan Administrator shall be charged with the duties of the general administration of the Plan, including but not limited to the following:

                (1) To determine all questions relating to the eligibility of an
            Employee to participate in the Plan or to remain a Participant hereunder.

                (2) To compute, certify and direct the Trustee with respect to the amount and kind of benefits to which any Participant shall be entitled hereunder.

                (3) To authorize and direct the Trustee with respect to all disbursements from the Trust Fund.

                (4) To maintain all the necessary records for the administration of the Plan.

                (5) To interpret the provisions of the Plan and to make and publish rules and regulations for the Plan as the Plan Administrator may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its terms.

                (6) To select the Insurer to provide any Life Insurance Policy to be purchased for any Participant hereunder.

                (7) To advise the Fiduciary with investment authority regarding the short and long-term liquidity needs of the Plan in order that the Fiduciary might direct its investment accordingly.

                (8) To advise, counsel and assist any Participant regarding any rights, benefits or elections available under the Plan.

                (9) To instruct the Trustee as to the management, investment and reinvestment of the Trust Fund unless the investment authority has been delegated to the Trustee or an Investment Manager.

            (b) The Plan Administrator shall also be responsible for preparing and filing such annual disclosure reports and tax forms as may be required from time to time by the Secretary of Labor, the Secretary of the Treasury or other governmental authorities.

            (c) Whenever it is determined by the Plan Administrator to be in the best interest of the Plan and its Participants or Beneficiaries, the Plan Administrator may request such variances, deferrals, extensions, or exemptions or make such elections for the Plan as may be available under the law.

            (d) The Plan Administrator shall be responsible for procuring bonding for all persons dealing with the Plan or its assets as may be required by law.

            (e) In the event this Plan is required to file reports or pay premiums to the Pension Benefit Guaranty Corporation, the Plan Administrator shall have the duty to prepare and make such filings, to pay any premiums required, whether for basic or contingent liability coverage, and shall be charged with the responsibility of notifying all necessary parties of such events and under such circumstances as may be required by law.

         3.4.2 DISCLOSURE REQUIREMENTS. Every Participant covered under the Plan and every Beneficiary receiving benefits under the Plan shall receive from the Plan Administrator a summary plan description, and such other information as may be required by law or by the terms of the Plan.

         3.4.3 INFORMATION GENERALLY AVAILABLE. The Plan Administrator shall make copies of this Plan and Trust, the Adoption Agreement, the summary plan description, latest annual report, Life Insurance Policies, or other instruments under which the Plan was established or is operated available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and such other locations as may be necessary to make such information reasonably accessible to all interested parties. Subject to a reasonable charge to defray the cost of furnishing such copies, the Plan Administrator shall, upon written request of any Participant or Beneficiary, furnish a copy of any of the above documents to the respective party.

         3.4.4 STATEMENT OF ACCRUED BENEFIT. Upon written request to the Plan Administrator once during any twelve (12) month period, a Participant or Beneficiary shall be furnished with a written statement, based on the latest available information, of his then vested accrued benefit and the earliest date upon which the same will become fully vested and nonforfeitable. The statement shall also include a notice to the Participant of any benefits which are forfeitable if the Participant dies before a certain date.

         3.4.5 EXPLANATION OF ROLLOVER TREATMENT. The Plan Administrator shall, when making a distribution eligible for rollover treatment, provide a written explanation to the recipient of the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within sixty (60) days after the date on which the recipient received the distribution and, if applicable, the provisions of law pertaining to the tax treatment of lump sum distributions.

                                    ARTICLE V

                                     TRUSTEE

         3.5.1 ACCEPTANCE OF TRUST. The Trustee, by joining in the execution of the Adoption Agreement to the Plan, agrees to act in accordance with the express terms and conditions hereof.

         3.5.2 TRUSTEE CAPACITY - CO-TRUSTEES. The Trustee may be a bank, trust company or other corporation possessing trust powers under applicable state or federal law or one or more individuals or any combination thereof. When there are two or more Trustees, they may allocate specific responsibilities, obligations or duties among themselves by their written agreement. An executed copy of such written agreement shall be delivered to and retained by the Plan Administrator.

         3.5.3 RESIGNATION, REMOVAL, AND SUCCESSORS. Any Trustee may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof; the Employer may waive such notice. The Trustee may be removed by the Employer with or without cause, by tendering to the Trustee a written notice of removal to take effect at a date specified therein. Upon such removal or resignation of a Trustee, the Employer shall either appoint a successor Trustee who shall have the same powers and duties as those conferred upon the resigning or discharged Trustee, or, if a group of individuals is acting as Trustee, determine that a successor shall not be appointed and the number of Trustees shall be reduced by one (1).

         3.5.4 CONSULTATIONS. The Trustee shall be entitled to advice of counsel, which may be counsel for the Plan or the Employer, in any case in which the Trustee shall deem such advice necessary. The Trustee shall not be liable for any action taken or omitted in good faith reliance upon the advice of such counsel. With the exception of those powers and duties specifically allocated to the Trustee by the express terms of the Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan and the Trustee may request, and is entitled to receive, guidance and written direction from the Plan Administrator on any point requiring construction or interpretation of the Plan documents.

         3.5.5 RIGHTS, POWERS AND DUTIES. The rights, powers and duties of the Trustee shall be as follows:

           (a) The Trustee shall be responsible for the safekeeping of the assets of the Trust Fund in accordance with the provisions of the Plan and any amendments hereto. The duties of the Trustee under the Plan shall be determined solely by the express provisions hereof and no other further duties or responsibilities shall be implied. Subject to the terms of this Plan, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions or directions of the Employer, the Plan Administrator, a duly designated investment manager, or any other named Fiduciary.

           (b) The Trustee shall have all powers necessary or convenient for the orderly and efficient performance of its duties hereunder, including but not limited to those specified in this Section. The Trustee shall have the power generally to do all acts, whether or not expressly authorized, which the Trustee in the exercise of its fiduciary responsibility may deem necessary or desirable for the protection of the Trust Fund and the assets thereof.

           (c) The Trustee shall have the power to collect and receive any and all monies and other property due hereunder and to give full discharge and release therefore; to settle, compromise or submit to arbitration any claims, debts or damages due to or owing to or from the Trust Fund; to commence or defend suits or legal proceedings wherever, in the Trustee's judgment, any interest of the Trust Fund requires it; and to represent the Trust Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal.

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           (d) The Trustee shall cause any Life Insurance Policies or assets of the Trust Fund to be registered in its name as Trustee and shall be authorized to exercise any and all ownership rights regarding these assets, subject to the terms of the Plan.

           (e) The Trustee may temporarily hold cash balances and shall be entitled to deposit any funds received in a bank account in the name of the Trust Fund in any bank selected by the Trustee, including the banking department of a corporate Trustee, if any, pending disposition of such funds in accordance with the Plan. Any such deposit may be made with or without interest.

           (f) The Trustee shall pay the premiums and other charges due and payable at any time on any Life Insurance Policies as it may be directed by the Plan Administrator, provided funds for such payments are then available in the Trust. The Trustee shall be responsible only for such funds and Life Insurance Policies as shall actually be received by it as Trustee hereunder, and shall have no obligation to make payments other than from such funds and cash values of Life Insurance Policies.

           (g) If the whole or any part of the Trust Fund shall become liable for the payment of any estate, inheritance, income or other tax which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any monies or other property in its hands for the account of the person whose interest hereunder is so liable. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on instructions from the Plan Administrator.

           (h) The Trustee shall keep a full, accurate and detailed record of all transactions of the Trust which the Employer and the Plan Administrator shall have the right to examine at any time during the Trustee's regular business hours. As of the close of each Plan Year, the Trustee shall furnish the Plan Administrator with a statement of account setting forth all receipts, disbursements and other transactions effected by the Trustee during the year. The Plan Administrator shall promptly notify the Trustee in writing of his approval or disapproval of the account.

         The Plan Administrator's failure to disapprove the account within sixty
         (60) days after receipt shall be considered an approval. Except as otherwise required by law, the approval by the Plan Administrator shall be binding as to all matters embraced in any statement to the same extent as if the account of the Trustee had been settled by judgment or decree of a court of competent jurisdiction under which the Trustee, Employer and all persons having or claiming any interest in the Trust Fund were parties; provided, however, that the Trustee may have its account judicially settled if it so desires.

           (i) The Trustee is hereby authorized to execute all necessary receipts and releases to any parties concerned.

           (j) If, at any time, as the result of the death of the Participant there shall be a dispute as to the person to whom payment or delivery of monies or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery or action, retaining the funds or property involved, until such dispute shall have been resolved in a court of competent jurisdiction or the Trustee shall have been indemnified to its satisfaction or until it has received written direction from the Plan Administrator.

           (k) Anything in this instrument to the contrary notwithstanding, the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become or remain a Participant hereunder, the amount of benefit to which any Participant or Beneficiary shall be entitled hereunder, or the size and type of any Life Insurance Policy to be purchased from any Insurer for any Participant hereunder; all such responsibilities being vested in the Plan Administrator.

         3.5.6 TRUSTEE INDEMNIFICATION. The Employer shall indemnify and hold harmless the Trustee for and from the assertion or occurrence of any liability to a Participant or Beneficiary for any action taken or omitted by the Trustee pursuant to any written direction to the Trustee from the Employer or the Plan Administrator. Such indemnification obligation of the Employer shall not be applicable to the extent that any such liability is covered by insurance.

         3.5.7 CHANGES IN TRUSTEE AUTHORITY. If a successor Trustee is appointed, neither an Insurer nor any other person who has previously had dealings with the Trustee shall be chargeable with knowledge of such appointment or such change until furnished with notice thereof. Until such notice, the Insurer and any other such party shall be fully protected in relying on any action taken or signature presented which would have been proper in accordance with that information previously received.

                                   ARTICLE VI

                                  TRUST ASSETS

         3.6.1 TRUSTEE EXCLUSIVE OWNER. All assets held by the Trustee, whether in the Trust Fund or Segregated Funds, shall be owned exclusively by the Trustee and no Participant or Beneficiary shall have any individual ownership thereof. Participants and their Beneficiaries shall share in the assets of the Trust, its net earnings, profits and losses, only as provided in this Plan.

         3.6.2 INVESTMENTS. The Trustee shall invest and reinvest the Trust Fund without distinction between income or principal in one or more of the following ways as the Trustee shall from time to time determine:

               (a) The Trustee may invest the Trust Fund or any portion thereof in obligations issued or guaranteed by the United States of America or of any instrumentalities thereof, or in other bonds, notes, debentures, mortgages, preferred or common stocks, options to buy or sell stocks or other securities, mutual fund shares, limited partnership interests, commodities, real estate or any interest therein, or in such other property, real or personal, as the Trustee shall determine.

               (b) The Trustee may cause the Trust Fund or any portion thereof to be invested in a common trust fund established and maintained by a national or other bank for the collective investment of fiduciary funds even though the bank is acting as the Trustee or Investment Manager, providing such common trust fund is a qualified trust under the applicable section of the Code, or corresponding provisions of future federal internal revenue laws and is exempt from income tax under the applicable section of the Code. In the event any assets of the Trust Fund are invested in such a common trust fund, the Declaration of Trust creating such common trust fund, as it may be amended from time to time, shall be incorporated into this Plan preference and made a part hereof.

               (c) The Trustee may deposit any portion of the Trust Fund in savings accounts in federally insured banks or savings and loan associations or invest in certificates of deposit issued by any such bank or savings and loan association. The Trustee may, without liability for interest, retain any portion of the Trust Fund in cash balances pending investment thereof or payment of expenses.

               (d) The Trustee may buy and sell put and call options, covered or uncovered, engage in spreads, straddles, ratio writing and other forms of options trading, including sales of options against convertible bonds, and sales of Standard & Poor futures contracts, and trade in and maintain a brokerage account on a cash or margin basis.

               (e) The Trustee may invest any portion or all of the assets of the Trust Fund which are attributable to the vested and nonforfeitable interest in the Accounts of a Participant in the purchase of group or individual Life Insurance Policies issued on the life of and for the benefit of the Participant with the consent of the Participant, subject to the following conditions:

                   (i) The aggregate premiums paid for ordinary whole Life
               Insurance Policies with both nondecreasing death benefits and nonincreasing premiums on the life of any Participant shall not at any time exceed forty-nine percent (49%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

                   (ii) The aggregate Premiums paid for Life Insurance Policies on the life of any Participant which are either term, universal or any other contracts which are not ordinary whole life Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

                   (iii) The sum of one-half of the aggregate premiums for
               ordinary whole Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

                   (iv) If the Plan permits in-service distributions to a
               Participant prior to his Normal Retirement Date in accordance with Section 2.5.6(a) or (b) and the Plan does not take into account contributions to provide benefits under Social Security in the allocation of contributions by the Employer, the amount which may be distributed to the Participant may be applied to the purchase of Life Insurance Policies.

               (f) The Trustee may invest the Trust Fund or any portion thereof to acquire or hold Qualifying Employer Securities or Real Property, provided that the portion so invested shall not exceed the amount allowed as an investment under the Act.

         3.6.3 ADMINISTRATION OF TRUST ASSETS. Subject to the limitations herein expressly set forth, the Trustee shall have the following powers and authority in connection with the administration of the assets of the Trust:

               (a) To hold and administer all contributions made by the Employer to the Trust Fund and all income or other property derived therefrom as a single Trust Fund, except as otherwise provided in the Plan.

               (b) To manage, control, sell, convey, exchange, petition, divide, subdivide, improve, repair, grant options, sell upon deferred payments, lease without limit as determined for any purpose, compromise, arbitrate or otherwise settle claims in favor of or against the Trust Fund, institute, compromise and defend actions and proceedings, and to take any other action necessary or desirable in connection with the administration of the Trust Fund.

               (c) To vote any stock, bonds, or other securities of any corporation or other issuer; otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such securities; to deposit such stocks or other securities in any voting trusts, or with any protective or like committee, or with the trustee, or with the depositories designated thereby; to exercise any subscription rights and conversion privileges or other options and to make any payments incidental thereto; and generally to do all such acts, execute all such instruments, take all such proceedings and exercise all such rights, powers and privileges with respect to the stock or other securities or property constituting the Trust Fund as if the Trustee were the absolute owner thereof.

               (d) To apply for and procure, at the election of any Participant, Life Insurance Policies on the life of the Participant; to exercise whatever rights and privileges maybe granted to the Trustee under such Policies, and to cash in, receive and collect such Policies or the proceeds therefrom as and when entitled to do so under the provisions thereof;

               (e) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

               (f) To register any investment held in the Trust in the Trustee's own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

               (g) To borrow money for the purposes of the Plan in such amounts and upon such terms and conditions as the Trustee deems appropriate;

               (h) To commingle the assets of the Trust Fund with the assets of other similar trusts which are exempt from income tax, whether sponsored by the Employer, an affiliate of the Employer or an unrelated employer, provided that the books and records of the Trustee shall at all times show the portion of the commingled assets which are part of the Trust; and

               (i) To do all acts whether or not expressly authorized which the Trustee may deem necessary or proper for the protection of the property held hereunder.

           3.6.4 SEGREGATED FUNDS. Unless otherwise determined by the Trustee to be prudent, the Trustee shall invest and reinvest each Segregated Fund without distinction between income or principal in one or more appropriately identified interest-bearing accounts or certificates of deposit in the name of the Trustee and subject solely to the dominion of the Trustee in a banking institution (which may or may not be the Trustee, if the Trustee is a banking institution) or savings and loan association.

Any such account or certificate shall bear interest at a rate not less than the rate of interest currently being paid upon regular savings accounts by that banking corporation principally situated in the community in which the Employer has its principal business location, which has capital, surplus and undivided profits exceeding those of any other bank so situated. Such accounts shall be held for the benefit of the Participant for whom such Segregated Fund is established in accordance with the terms of the Plan and the Segregated Account of the Participant shall be credited with any interest earned in connection with such accounts. If the Trustee determines that an alternative investment is appropriate, the Trustee may invest the Segregated Fund in any manner permitted with respect to the Trust Fund and such Segregated Fund shall be credited with the net income or loss or net appreciation or depreciation in value of such investments. No Segregated Fund shall share in any Employer contributions or forfeitures, any net income or loss from, or net appreciation or depreciation in value of, any investments of the Trust Fund, or any allocation for which provision is made in this Plan which is not specifically attributable to the Segregated Fund.

           3.6.5 INVESTMENT CONTROL OPTION. If the Employer elects in the Adoption Agreement to permit Participants to direct the investment of their Accounts, each Participant may elect to have transferred to a Segregated Fund and exercise investment control by appropriate direction to the Trustee with respect to funds in the Trust Fund which do not exceed the balances in his Accounts. To the extent that the balance in the Participant's Account with respect to which a transfer is to be made includes his share of an Employer contribution which has not been received by the Trustee, such transfer shall not be made until such contribution is received by the Trustee. Funds so transferred to a Segregated Fund on behalf of the Participant shall be thereafter invested by the Trustee in such bonds, notes, debentures, commodities, mortgages, equipment trust certificates, investment trust certificates, preferred or common stocks, partnership interests, life insurance policies, including universal life insurance policies, or in such other property, real or personal (other than collectibles), wherever situated, as the Participant shall direct from time to time in writing; provided, however, that the Participant may not direct the Trustee to make loans to himself, nor to make loans to the Employer; and provided further that the Trustee may limit the investment alternatives available to the Participant in a uniform and nondiscriminatory manner but taking into account whether the interest of the Participant is fully vested and nonforfeitable. Any such election shall be made by the Participant giving notice thereof to the Trustee as the Trustee deems necessary and such notice shall specify the amount of such funds to be transferred and the Account from which the transfer is to be made. Any such election shall be at the absolute discretion of the individual Participant and shall be binding upon the Trustee. Upon any such election being made, the amount of such funds to be transferred shall be deducted from his Account as appropriate and added to a Controlled Account of the Participant. All dividends and interest thereafter received with respect to such transferred funds, as well as any appreciation or depreciation in his investments, shall be added to or deducted from his Controlled Account.

If a Participant wishes to make such an election to transfer funds from the Trust Fund to a Segregated Fund as of a date other than a Valuation Date, the Trustee may defer such transfer until the next succeeding Valuation Date or, in the Trustee's discretion, make such transfer, provided that the Trustee determines that the nature of the assets in the Trust Fund is such that it is feasible and practical to make, as of the date of such transfer, the adjustments to Participants' Accounts for which provision is made in the Plan, as if such date is a Valuation Date.

The Trustee shall not have any investment responsibility with respect to a Participant's Segregated Fund. In the event that a Participant elects to have any such funds transferred to a Segregated Fund and invested in particular securities or assets pursuant to this Section, the Trustee shall not be liable for any loss or damage resulting from the investment decision of the Participant. As of any Valuation Date, the Participant may elect to have all or any portion of any cash contained in his Segregated Fund transferred back to the Trust Fund, in which case such cash shall be invested by the Trustee together with other assets held in the Trust Fund. Any such election shall be made by giving notice thereof to the Trustee as the Trustee deems necessary, and the notice shall specify the amount of cash to be transferred.

As of the said Valuation Date, the amount of such funds to be so transferred which is attributable to the balance in the Participant's Controlled Account shall be deducted from such Account and added to the appropriate Account of the Participant.

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                                   ARTICLE VII

                                      LOANS

         3.7.1 AUTHORIZATION. If the Employer elects in the Adoption Agreement to permit loans to Participants or Beneficiaries, the Trustee shall establish a participant loan program in compliance with Labor Regulation section 2550.408b. The terms of such participant loan program shall be in writing and shall constitute part of the Plan. Such terms shall include:

               (a) The identity of the person or positions authorized to administer the participant loan program;

               (b) A procedure for applying for loans;

               (c) The basis on which loans will be approved or denied;

               (d) Limitations (if any) on the types and amount of loans offered;

               (e) The procedure under the program for determining a reasonable rate of interest;

               (f) The types of collateral which may secure a participant loan; and

               (g) The events constituting default and the steps that will be taken to preserve plan assets in the event of default.

         3.7.2 SPOUSAL CONSENT. A Participant must obtain the written consent of his spouse, if any, to the use of the Participant's interest in the Plan as security for the loan within ninety (90) days before the date on which the loan is to be so secured. A new consent must be obtained whenever the amount of the loan is increased or if the loan is renegotiated, extended, renewed or otherwise revised. The form of the consent must acknowledge the effect of such consent and be witnessed by a Plan representative or a notary public but shall be deemed to meet any such requirements relating to the consent of any subsequent spouse. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

If a valid spousal consent has been obtained, then notwithstanding any other provision of the Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution but only if the reduction is used as repayment of the loan. If less than the entire amount of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan and then determining the benefit payable to the surviving spouse.

         3.7.3 LIMITATIONS. Except to the extent provided in the participant loan program, in no event shall the amount loaned to any Participant or Beneficiary exceed the lesser of (a) fifty thousand dollars ($50,000.00) (reduced by the excess, if any, of the highest outstanding balance of loans from the Plan) during the one year period ending on the day before the date on which the loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made) or (b) one-half of the sum of the vested and nonforfeitable interest in his Accounts, determined as of the Valuation Date coinciding with or immediately preceding such loan. For the purposes hereof, all loans from all plans of the Employer and other members of a group of employers described in Sections 414(b), (c), (m) and (o) of the Code shall be aggregated. All loans must be adequately secured and bear a reasonable interest rate. No Participant loan shall exceed the present value of the Participant's vested Account balance. In the event of a default, foreclosure on the note evidencing the loan and attachment of the security shall not occur until a distributable event occurs.

         3.7.4 AVAILABILITY. Loans, if any, must be available to all Participants and Beneficiaries without regard to any individual's race, color, religion, sex, age or national origin. Loans shall be made available to all Participants and Beneficiaries and loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

         3.7.5 PROHIBITIONS. A loan shall not be made to a five (5%) percent or greater shareholder-employee of an S corporation, an owner of more than ten (10%) percent of either the capital interest or the profits interest of an unincorporated Employer, a family member (as defined in section 267(c)(4) of the Code) of such persons, or a corporation controlled by such persons through the ownership, directly or indirectly, of fifty (50%) percent or more of the total voting power or value of all shares of all classes of stock of the corporation, unless an exemption for the loan is obtained pursuant to section 408 of the Act.

                                  ARTICLE VIII

                                  BENEFICIARIES

         3.8.1 DESIGNATION OF BENEFICIARIES. Each Participant shall have the right to designate a Beneficiary or Beneficiaries and contingent or successive Beneficiaries to receive any benefits provided by this Plan which become payable upon the Participant's death. The Beneficiaries may be changed at any time or times by the filing of a new designation with the Plan Administrator, and the most recent designation shall govern. Notwithstanding the foregoing and subject to the provisions of Section 2.5.2(e)(3), the designated Beneficiary shall be the surviving spouse of the Participant, unless such surviving spouse consents in writing to an alternate designation and the terms of such consent acknowledge the effect of such alternate designation and the consent is witnessed by a representative of the Plan or by a notary public. A spouse may not revoke the consent without the approval of the Participant. The designation of a Beneficiary other than the spouse of the Participant or a form of benefits with the consent of such spouse may not be changed without the consent of such spouse and any consent must acknowledge the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries.

         3.8.2 ABSENCE OR DEATH OF BENEFICIARIES. If a Participant dies without having a beneficiary designation then in force, or if all of the Beneficiaries designated by a Participant predecease him, his Beneficiary shall be his surviving spouse, or if none, his surviving children, equally, or if none, such other heirs or the executor or administrator of his estate as the Plan Administrator shall select.

If a Participant dies survived by Beneficiaries designated by him and if all such surviving Beneficiaries thereafter die before complete distribution of such deceased Participant's interest, the estate of the last of such designated Beneficiaries to survive shall be deemed to be the Beneficiary of the undistributed portion of such interest.

         3.8.3 SURVIVING SPOUSE ELECTION. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer does not elect a life annuity form of distribution in the Adoption Agreement, a surviving spouse, who has not consented to an alternate designation under Section 3.8.1, above, may elect to have distribution of the Participant's vested Account balance commence within the 90-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

                                   ARTICLE IX

                                     CLAIMS

         3.9.1 CLAIM PROCEDURE. Any Participant or Beneficiary who is entitled to a payment of a benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may reasonably require. The Plan Administrator shall notify the Participant or Beneficiary in writing as to the amount of benefit to which he is entitled, the duration of such benefit, the time the benefit is to commence and other pertinent information concerning his benefit. If a claim for benefit is denied by the Plan Administrator, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant or Beneficiary whose claim for benefit has been denied within ninety
(90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant or Beneficiary. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim. The notice of denial of the claim shall set forth (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a statement that any appeal of the denial must be made by giving to the Plan Administrator, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. The Participant or Beneficiary (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Plan Administrator. If the Participant or Beneficiary fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator's adverse determination shall be final, binding and conclusive.

         3.9.2 APPEAL. If the Plan Administrator receives from a Participant or a Beneficiary, within the prescribed period of time, a notice of an appeal of the denial of a claim for benefit, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties. The decision of the Employer shall be made within sixty (60) days after the receipt by the Plan Administrator of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision of the Employer shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the Employer shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based and shall be promptly furnished to the claimant.

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

         3.10.1 RIGHT TO AMEND.

         (a) The Employer may at any time or times amend the Plan and the provisions of the Adoption Agreement, in whole or in part. Subject to subsection
(b), an Employer that amends the Plan shall no longer participate in this prototype plan and shall be considered to have an individually designed plan.

         (b) The Employer may change the choice of options in the Adoption Agreement, add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or 416 of the Code because of the required aggregation of multiple plans and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirements under Section 412(d) of the Code, shall no longer participate in this prototype plan and shall be considered to have an individually designed plan.

An Employer that has adopted a standardized regional prototype plan may amend the trust or custodial account document provided such amendment merely involves the specifications of the names of the Plan, Employer, trustee or custodian, Plan Administrator or other fiduciaries, the trust year, or the name of any pooled trust in which the Plan's trust will participate.

An Employer that has adopted a non-standardized regional prototype plan will not be considered to have an individually designed plan merely because the Employer amends administrative provisions of the trust or custodial account document (such as provisions relating to investments and duties of trustees) so long as the amended provisions are not in conflict with any other provision of the Plan and do not cause the Plan to fail to qualify under Section 401(a) of the Code.

         3.10.2 MANNER OF AMENDING. Each amendment of this Plan shall be made by delivery to the Trustee of a copy of the resolution of the Employer which sets forth such amendment.

         3.10.3 LIMITATIONS ON AMENDMENTS. No amendment shall be made to this Plan which shall:

            (a) Directly or indirectly operate to give the Employer any interest whatsoever in the assets of the Trust or to deprive any Participant or Beneficiary of his vested and nonforfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries;

            (b) Increase the duties or liabilities of the Trustee without the Trustee's prior written consent;

            (c) Change the vesting schedule under the Plan if the nonforfeitable percentage of the accrued benefit derived from Employer contributions (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Participant is less than such nonforfeitable percentage computed without regard to such amendment; or

            (d) Reduce the accrued benefit of a Participant within the meaning of Section 411(d)(6) of the Code, except to the extent permitted under
         Section 412(c)(8) of the Code. An amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

         If a Plan amendment changes the vesting schedule or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant who has completed three (3) or, in the case of Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, five (5) or more Years of Service may elect within a reasonable period after the adoption of such amendment to have his nonforfeitable percentage computed without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of sixty (60) days after:

                (i) the amendment is adopted;

                  (ii) the amendment becomes effective; or

                  (iii) the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

         3.10.4 VOLUNTARY TERMINATION. The Employer may terminate the Plan at any time by delivering to the Trustee an instrument in writing which designates such termination. Following termination of the Plan, the Trust will continue until the Distributable Benefit of each Participant has been distributed.

         3.10.5 INVOLUNTARY TERMINATION. The Plan shall terminate if (a) the Employer is dissolved or adjudicated bankrupt or insolvent in appropriate proceedings, or if a general assignment is made by the Employer for the benefit of creditors, or (b) the Employer loses its identity by consolidation or merger into one or more corporations or organizations, unless within ninety (90) days after such consolidation or merger, such corporations or organization select to continue the Plan.

         3.10.6 WITHDRAWAL BY EMPLOYER. The Employer may withdraw from participation under the Plan without terminating the Trust upon making a transfer of the Trust assets to another Plan which shall be deemed to constitute an amendment in its entirety of the Trust.

         3.10.7 POWERS PENDING FINAL DISTRIBUTION. Until final distribution of the assets of the Trust, the Plan Administrator and Trustee shall continue to have all the powers provided under this Plan as are necessary for the orderly administration, liquidation and distribution of the assets of the Trust.

         3.10.8 DELEGATION TO SPONSOR. The Employer expressly delegates authority to the Plan Sponsor the right to amend any part of the Plan on its behalf to the extent necessary to preserve the qualified status of the Plan. For purposes of amendments by the Plan Sponsor, the Mass Submitter shall be recognized as the agent of the Plan Sponsor. If the Plan Sponsor does not adopt the amendments made by the Mass Submitter, the Plan shall no longer be identical to or a minor modifier of the mass submitter plan. The Plan Sponsor shall submit a copy of the amendment to each Employer who has adopted the Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended satisfies the applicable requirements of the Code. The Employer may revoke the authority of the Plan Sponsor to amend the Plan on its behalf by written notice to the Plan Sponsor of such revocation.

                                   ARTICLE XI

                                   PORTABILITY

         3.11.1 CONTINUANCE BY SUCCESSOR. In the event of the dissolution, consolidation or merger of the Employer, or the sale by the Employer of its assets, the resulting success or person or persons, firm or corporations may continue this Plan by (a) adopting the Plan by appropriate resolution; (b) appointing a new Trustee as though the Trustee (including all members of a group of individuals acting as Trustee) had resigned; and (c) executing a proper agreement with the new Trustee. In such event, each Participant in this Plan shall have an interest in the Plan after the dissolution, consolidation, merger, or sale of assets, at least equal to the interest which he had in the Plan immediately before the dissolution, consolidation, merger or sale of assets. Any Participants who do not accept a position with such successor within a reasonable time shall be deemed to be terminated. If, within ninety (90) days from the effective date of such dissolution, consolidation, merger, or sale of assets, such successor does not adopt this Plan, as provided herein, the Plan shall automatically be terminated and deemed to be an involuntary termination.

         3.11.2 MERGER WITH OTHER PLAN. In the event of the merger or consolidation with, or transfer of assets or liabilities to, any other deferred compensation plan and trust, each Participant shall have an interest in such other plan which is equal to or greater than the interest which he had in this Plan immediately before such merger, consolidation or transfer, and if such other plan thereafter terminates, each Participant shall be entitled to a Distributable Benefit which is equal to or greater than the Distributable Benefit to which he would have been entitled immediately before such merger, consolidation or transfer if this Plan had then been terminated.

         3.11.3 TRANSFER FROM OTHER PLANS. The Employer may cause all or any of the assets held in connection with any other plan or trust which is maintained by the Employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts to be transferred to the Trustee, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose. In addition, the Employer, by appropriate election in the Adoption Agreement, may permit rollover to the Trustee of assets held for the benefit of an Employee in a conduit Individual Retirement Account, a terminated plan of the Employer, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Any such assets so transferred to the Trustee shall be accompanied by written instructions from the employer, or the trustee, custodian or individual holding such assets, setting forth the name of each Employee for whose benefit such assets have been transferred and showing separately the respective contributions by the employer and by the Employee and the current value of the assets attributable thereto. Upon receipt by the Trustee of such assets, the Trustee shall place such assets in a Segregated Fund for the Participant and the Employee shall be deemed to be one hundred percent (100%) vested and have a nonforfeitable interest in any such assets. Notwithstanding any provisions herein to the contrary, unless the Plan provides a life annuity distribution option, the Plan shall not be a direct or indirect transferee of a defined benefit pension plan, money purchase pension plan, target benefit pension plan, stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and Section 417 of the Code.

         3.11.4 TRANSFER TO OTHER PLANS. The Trustee, upon written direction by the Employer, shall transfer some or all of the assets held under the Trust to another plan or trust of the Employer meeting the requirements of the Code relating to qualified plans and trusts, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose. In addition, upon the termination of employment of any Participant and receipt by the Plan Administrator of a request in writing, the Participant may request that any distribution from the Trust to which he is entitled shall be transferred to an Individual Retirement Account, an Individual Retirement Annuity, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Upon receipt of any such written request, the Plan Administrator shall cause the Trustee to transfer the assets so directed and, as appropriate, shall direct the Insurer to transfer to the new trustee any applicable insurance policies issued by it.

                                   ARTICLE XII

                                  MISCELLANEOUS

         3.12.1 NO REVERSION TO EMPLOYER. Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

         3.12.2 EMPLOYER ACTIONS. Any action by the Employer pursuant to the provisions of the Plan shall be evidenced by appropriate resolution or by written instrument executed by any person authorized by the Employer to take such action.

         3.12.3 EXECUTION OF RECEIPTS AND RELEASES. Any payment to any person eligible to receive benefits under this Plan, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder. The Plan Administrator may require such person, as a condition precedent to such payment, to execute a receipt and release therefore in such form as he shall determine.

         3.12.4 RIGHTS OF PARTICIPANTS LIMITED. Neither the creation of this Plan and Trust nor anything contained in this Plan or the Adoption Agreement shall be construed as giving any Participant, Beneficiary or Employee any equity or other interest in the assets, business or affairs of the Employer, or the right to complain about any action taken by or about any policy adopted or pursued by, the Employer, or as giving any Employee the right to be retained in the service of the Employer; and all Employees shall remain subject to discharge to the same extent as if the Plan had never been executed. Prior to the time that distributions are made in conformity with the provisions of the Plan, neither the Participants, nor their spouses, Beneficiaries, heirs-at-law, or legal representatives shall receive or be entitled to receive cash or any other thing of current exchangeable value, from either the Employer or the Trustee as a result of the Plan or the Trust.

         3.12.5 PERSONS DEALING WITH TRUSTEE PROTECTED. No person dealing with the Trustee shall be required or entitled to see to the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to the authorities granted to the Trustee hereunder or to authorizations or directions herein required. The certificate of the Trustee that the Trustee is acting in accordance with the Plan shall protect any person relying thereon.

         3.12.6 PROTECTION OF THE INSURER. An Insurer shall not be responsible for the validity of the Plan or Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until written notice of a change of Trustee has been received by an Insurer at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.

         3.12.7 NO RESPONSIBILITY FOR ACT OF INSURER. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for any of the following, nor shall they be liable for instituting action in connection with:

               (a)    The validity of policies or policy provisions;

               (b) Failure or refusal by the Insurer to provide benefits under a policy;

               (c) An act by a person which may render a policy invalid or unenforceable; or

               (d) Inability to perform or delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

         3.12.8 INALIENABILITY. The right of any Participant or his Beneficiary in any distribution hereunder or to any separate Account shall not be subject to alienation, assignment or transfer, voluntarily or involuntarily, by operation of law or otherwise, except as may be expressly permitted herein. No Participant shall assign, transfer, or dispose of such right nor shall any such right be subjected to attachment, execution, garnishment, sequestration, or other legal, equitable, or other process. The preceding shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

In the event a Participant's benefits are attached by order of any court, the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of the action, the Plan Administrator shall cause any benefits payable to be paid to the court for distribution by the court as it considers appropriate.

         3.12.9 DOMESTIC RELATIONS ORDERS. The Plan Administrator shall adhere to the terms of any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law) and which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant.

Any such domestic relations order must clearly specify the name and last known mailing address of the Participant and the name and mailing address of each alternate payee covered by the order, the amount or percentage of the Participant's benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.

Any such domestic relations order shall not require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan, to provide increased benefits (determined on the basis of actuarial value) or the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order. Notwithstanding the foregoing sentence, a domestic relations order may require the payment of benefits to an alternate payee before the Participant has separated from service on or after the date on which the Participant attains or would have attained the earliest retirement age under the plan as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement) and in any form in which such benefits may be paid under the Plan to the Participant (other than the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse). The interest rate assumption used in determining the present value shall be five (5%) percent. For these purposes, the earliest retirement age under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age 50, or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

If the Employer so elects in the Adoption Agreement, distributions may be made to an alternate payee even though the Participant may not receive a distribution because he continues to be employed by the Employer.

To the extent provided in the qualified domestic relations order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Sections 401(a)(11) and 417 of the Code (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes) and if married for at least one (1) year, the surviving former spouse shall be treated as meeting the requirements of Section 417(d) of the Code.

The Plan Administrator shall promptly notify the Participant and each alternate payee of the receipt of a domestic relations order by the Plan and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of a domestic relations order, the Plan Administrator shall determine whether such order is a qualified domestic relations order and shall notify the Participant and each alternate payee of such determination. If the Participant or any affected alternate payee disagrees with the determinations of the Plan Administrator, the disagreeing party shall be treated as a claimant and the claims procedure of the Plan shall be followed. The Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, by a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within the eighteen
(18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order, the order (or modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If within such eighteen (18) month period it is determined that the order is not a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

         3.12.10 AUTHORIZATION TO WITHHOLD TAXES. The Trustee is authorized in accordance with applicable law to withhold from distribution to any payee such sums as may be necessary to cover federal and state taxes which may be due with respect to such distributions.

         3.12.11 MISSING PERSONS. If the Trustee mails by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that the Participant or Beneficiary is entitled to a distribution and if (a) the notification is returned by the post office because the addressee cannot be located at such address and if neither the Employer, the Plan Administrator nor the Trustee shall have any knowledge of the whereabouts of such Participant or Beneficiary within three (3) years from the date such notification was mailed, or (b) within three (3) years after such notification was mailed to such Participant or beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, the ultimate disposition of the then undistributed balance of the Distributable Benefit of such Participant or Beneficiary shall be determined in accordance with the then applicable Federal laws, rules and regulations. If any portion of the Distributable Benefit is forfeited because the Participant or Beneficiary cannot be found, such portion shall be reinstated if a claim is made by the Participant or Beneficiary.

         3.12.12 NOTICES. Any notice or direction to be given in accordance with the Plan shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient's last known address. At any time that a group of individuals is acting as Trustee, notice to the Trustee may be given by giving notice to any one or more of such individuals.

         3.12.13 GOVERNING LAW. The provisions of this Plan shall be construed, administered and enforced in accordance with the provisions of the Act and, to the extent applicable, the laws of the state in which the Employer has its principal place of business. All contributions to the Trust shall be deemed to take place in such state.

         3.12.14 SEVERABILITY OF PROVISIONS. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Plan shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been inserted herein.

         3.12.15 GENDER AND NUMBER. Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender.

         3.12.16 BINDING EFFECT. The Plan and Adoption Agreement, and all actions and decisions hereunder, shall be binding upon the heirs, executors, administrators, successors and assigns of any and all parties hereto and Participants, present and future.

         3.12.17 QUALIFICATION UNDER INTERNAL REVENUE LAWS. The Employer intends that the Trust qualify under the applicable provisions of the Code. Until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption under the Code. If the Plan of the Employer fails to attain or retain qualification, the Plan of the Employer shall no longer participate in this prototype and shall be considered an individually designed plan.

                      MODEL SECTION 401(a)(31) AMENDMENT TO
                  THE WARWICK SAVINGS BANK 401(K) SAVINGS PLAN

                  SECTION 1. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  SECTION 2. Definitions.

                  SECTION 2.1. Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  SECTION 2.2. Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  SECTION 2.3. Distributee: A distributee includes an employee or former employee. In addition, the Employee's or former employee's surviving spouse and the employee's or the former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  SECTION 2.4. Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                      MODEL SECTION 401(a)(17) AMENDMENT TO
                  THE WARWICK SAVINGS BANK 401(K) SAVINGS PLAN

                          SECTION 401(a)(17) LIMITATION

                  In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consist of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in the provision.

                  If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                      REVENUE PROCEDURE 93-47 AMENDMENT TO
                  THE WARWICK SAVINGS BANK 401(K) SAVINGS PLAN

The following language, applicable to distributions made on or after January 1, 1993, is hereby inserted following the final sentence of section 2.5.2(j) of the DATAIR Employee Benefit Systems, Inc. Defined Contribution Plan and Trust.

         "If a distribution is one to which sections 401(a)(11)and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (1) the plan administrator clearly informs the Participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option), and

                  (2) the participant, after receiving the notice, affirmatively elects a distribution."

                               ADOPTION AGREEMENT

                     FOR THE DATAIR MASS-SUBMITTER PROTOTYPE
         NON-STANDARDIZED CASH OR DEFERRED PROFIT SHARING PLAN AND TRUST



The DATAIR Mass-Submitter Prototype Non-Standardized Cash or Deferred Profit Sharing Plan and Trust ("the Plan and Trust")is hereby adopted by:

                   THE WARWICK SAVINGS BANK (the "Employer").

The Plan and Trust as applicable to the Employer shall be known as:

                  THE WARWICK SAVINGS BANK 401(k) SAVINGS PLAN

The Plan and Trust is effective as of: MAY 6, 1996.

(Specify, if applicable.)

( )    a.       The Plan and Trust is an amendment of a preexisting Plan which was originally effective as of:

                -------------------.
(X)    b.       The Plan and Trust is an amendment and restatement of a
                preexisting Plan which was originally effective as of:

                  MARCH 1, 1987.
                -------------------.

                                 *** CAUTION ***

             FAILURE TO FILL OUT THE ADOPTION AGREEMENT PROPERLY MAY
                     RESULT IN DISQUALIFICATION OF THE PLAN

PART I. The following identifying information pertains to the Employer and the Plan and Trust:

1.       EMPLOYER ADDRESS:                           18 OAKLAND AVENUE
                                                     P.O. BOX 591
                                                     WARWICK, NY  10990-0591

2.       EMPLOYER TELEPHONE:                         (914) 986-2206

3.       EMPLOYER TAX ID:                            14-1160460

4.       EMPLOYER FISCAL YEAR:                       JANUARY 1 TO DECEMBER 31

5.       THREE DIGIT PLAN NUMBER:                    002

6.       TRUST ID NUMBER:                            APPLIED FOR

7.       PLAN FISCAL YEAR (MUST                      JANUARY 1 TO DECEMBER 31
         BE 12 CONSECUTIVE MOS.):

8.       SHORT INITIAL PLAN YEAR:                    N/A

9.       PLAN AGENT:                                 THE WARWICK SAVINGS BANK
                                                     18 OAKLAND AVENUE
                                                     P.O. BOX 591
                                                     WARWICK, NY  10990-0591

10.      PLAN ADMINISTRATOR:                         THE WARWICK SAVINGS BANK
                                                     18 OAKLAND AVENUE
                                                     P.O. BOX 591
                                                     WARWICK, NY  10990-0591

11.      PLAN ADMINISTRATOR                          14-1160460
         ID NUMBER:

12.      PLAN TRUSTEES:                              TIMOTHY A. DEMPSEY
                                                     RONALD J. GENTILE
                                                     NANCY L. SOBOTOR-LITTELL
                                                     ARTHUR W. BUDICH
                                                     BARBARA A. RUDY
                                                     18 OAKLAND AVENUE
                                                     P.O. BOX 591
                                                     WARWICK, NY  10990-0591

13.      IRS DETERMINATION                           FEBRUARY 10, 1995
         LETTER DATE:
         (LEAVE BLANK FOR A NEW PLAN)

14.      IRS FILE FOLDER NUMBER:                     143000766
         (Leave blank for a New Plan)

15.      LEGAL ORGANIZATION OF EMPLOYER:
         ( )    a.       Sole Proprietorship
         ( )    b.       Partnership
         (X)    c.       C Corporation
         ( )    d.       S Corporation
         ( )    e.       Not for Profit Corporation
         ( )    f.       Personal Service Corporation
         ( )    g.       Other-- Explain :

16.      BUSINESS CODE:                              6030

17.      STATE OF LEGAL                              NEW YORK
         CONSTRUCTION:

18.      OTHER MEMBERS OF A CONTROLLED GROUP OR AFFILIATED SERVICE GROUP:

         (If any, each member should sign Adoption Agreement or otherwise satisfy applicable participation requirements. Leave blank if not applicable)

         Controlled Group
         ( )    a.       Not Applicable
         (X)    b.       Other Members
         WSB FINANCIAL SERVICES, INC.

         Affiliated Service Group
         (X)    a.       Not Applicable
         ( )    b.       Other Members

PART II. The Plan contains certain predetermined design features intended to provide the statutory requirement or most commonly adopted feature but permits the selection of alternative features. If an Employer desires to retain the predetermined design feature, select the provision designated Plan Provision. If an alternative design feature is desired, select the appropriate provision. Unless specifically provided to the contrary, only one selection may be made for each design category. Section references are to relevant Plan Sections. Defined terms have the meanings provided in the Plan.

A.       ELIGIBILITY AND SERVICE PROVISIONS

1. ELIGIBLE EMPLOYEES-- Section 1.2.23 provides that all employees, including employees of certain related businesses and leased employees are eligible except for certain union members and non-resident aliens. (Specify all applicable)

         ( )     a.      Plan Provision
         ( )     b.      Include members of collective bargaining unit
         (X)     c.      Exclude self-employed persons
         (X)     d.      Exclude Employees not employed by the Employer
         ( )     e.      Exclude commissioned Employees
         ( )     f.      Exclude hourly Employees
         ( )     g.      Exclude salaried Employees
         ( )     h.      Other-- Specify. (Cannot discriminate in favor of
                         Highly Compensated Employees).

2. ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1)-- An Employee is eligible to participate in Non-Elective Contribution portions of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Specify one option or any combination other than c and d. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option e. Option e overrides all other requirements):

         ( )    a.       Date of hire, i.e. no age or service required (no other
                         choices may be selected)
         ( )    b.       Minimum Age of _____ years (Not to exceed 21, partial
                         years may be used)
         ( )    c.       Minimum of _____ months of service (Cannot require more
                         than 24 months, or more than 12 months if full vesting
                         after not more than 2 Years of Service is not selected;
                         if periods other than whole years are selected an
                         Employee cannot be required to complete any specified
                         number of Hours of Service to receive credit for the
                         fractional year)
         ( )    d.       _____ Hours of Service required during each 12 month
                         Eligibility Computation Period (cannot exceed 1000)
         ( )    e.       Employed on ___/___/___. (For new plans only, select an
                         additional option if this provision is selected)
         (X)    f.       Not applicable. Non-Elective Contributions are not
                         permitted.

3. FOR THE PURPOSES OF HAVING ELECTIVE CONTRIBUTIONS made on the Employee's behalf, Section 2.1.1 provides that, unless the Employer specifies otherwise in the Adoption Agreement, an Employee must complete 1000 Hours of Service during the Eligibility

         Computation Period. For these purposes, an Employee is eligible if he satisfies the following requirements: (Select all applicable. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option e. Option e overrides all other requirements):

         ( )    a.     Date of hire, i.e. no age or service requirement (No
                       other choices may be selected)
         (X)    b.     Minimum Age of 21 years (Not to exceed 21, partial years
                       may be specified)
         (X)    c.     Minimum of 12 months of service (Not to exceed 12, if
                       other than full years are selected hours may not be
                       specified)
         (X)    d.     1,000 Hours of Service required during each 12 month
                       Eligibility Computation Period (cannot exceed 1000)
         ( )    e.     Employed on ___/___/___. (For new plans only, select an
                       additional option if this provision is selected)

4. MATCHING ELIGIBILITY REQUIREMENTS (SEE SECTION 2.1.1) -- An Employee is eligible to participate in the Matching Contributions portion of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Specify one option or any combination other than c and d. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option e. Option e overrides all other requirements):

         ( )    a.     Date of hire, i.e. no age or service required (No other
                       choices may be selected)
         (X)    b.     Minimum Age of 21 years (Not to exceed 21, partial years
                       may be used)
         (X)    c.     Minimum of 12 months of service (Cannot require more than
                       24 months, or more than 12 months if full vesting after
                       not more than 2 Years of Service is not selected; if
                       periods other than whole years are selected an Employee
                       cannot be required to complete any specified number
                       of Hours of Service to receive credit for the
                       fractional year)
         (X)    d.     1,000 Hours of Service required during each 12 month
                       Eligibility Computation Period (cannot exceed 1000)
         ( )    e.     Employed on ___/___/___. (For new plans only, select an
                       additional option if this provision is selected)
         ( )    f.     Not applicable. Matching Contributions are not permitted.

5. ELIGIBILITY COMPUTATION PERIOD -- Section 1.2.22 provides that the initial eligibility computation period begins on the date of hire and the subsequent periods commence on each annual anniversary of such date. (Select one)

         ( )    a.     Plan Provision
         (X)    b.     The eligibility computation periods subsequent to the
                       initial eligibility computation period are the Plan Year beginning with the first Plan Year commencing prior to the first anniversary of the employment commencement date.

6. HOUR OF SERVICE -- Section 1.2.35 provides that service will be credited on the basis of actual hours for which the employee is paid or entitled to payment. If records of actual hours are not maintained, credit is given on the basis of: (Select one)

         (X)    a.     Plan Provision -- Records are maintained
         ( )    b.     Days Worked -- An Employee will be credited with 10 Hours
                       of Service if he is credited with at least 1 Hour of
                       Service during the day
         ( )    c.     Weeks Worked-- An Employee will be credited with 45 Hours
                       of Service if he is credited with at least 1 Hour of
                       Service during the week
         ( )    d.     Semi-Monthly Payroll Period-- An Employee will be
                       credited with 95 Hours of Service if he is credited with
                       at least 1 Hour of Service during the payroll period
         ( )    e.     Months worked -- An Employee will be credited with 190
                       Hours of Service if he is credited with at least 1 Hour of Service during the month

7. SERVICE WITH PREDECESSOR EMPLOYERS -- Section 1.2.35 provides that service with predecessor employers is treated as service for the Employer. Where applicable, identify the predecessor employer(s) and any document(s) which provides for the crediting of service with such predecessor(s):

         ( )    a.     Not applicable.
         (X)    b.     Service with the following entities shall be credited as
                       service under this plan:
                       ANY AFFILIATED EMPLOYER

                       Service with the above entities has been determined under the terms of the following documents:

                       _________________________________

8. ENTRY DATE -- Section 2.1.2 provides that an Employee who satisfies any eligibility requirements enters the Plan on the Entry Date. For this purpose the Entry Date is the:(Select one)

         ( )    a.     First day of next Plan Year or _____ months (Not to
                       exceed 6) after satisfying the eligibility requirements,
                       if earlier
         ( )    b.     First day of _____ month (Not more than 6) after
                       satisfying eligibility requirements or the first day of
                       the next Plan Year, if earlier
         ( )    c.     Date of satisfying the eligibility requirements
         ( )    d.     First day of Plan Year in which the eligibility
                       requirements are satisfied
         ( )    e.     First day of Plan Year nearest to the date the
                       eligibility requirements are satisfied
         (X)    f.     Semiannual -- (X) first or ( ) last day of 6 month
                       periods, beginning with first of Plan Year, coincident
                       with or after satisfying eligibility requirements
         ( )    g.     Quarterly-- ( ) first or ( ) last day of 3 month periods,
                       beginning with first of Plan Year, coincident with or
                       after satisfying eligibility requirements
         ( )    h.     Monthly-- ( ) first or ( ) last day of each month of the
                       Plan Year, coincident with or after satisfying eligibility requirements

         ( )   i.      First day of the Plan Year coincident with or immediately
                       following the date the eligibility requirements are
                       satisfied. (May be selected only if eligibility
                       requirements of Plan do not require more than 6 months of
                       service (18 months if 100% immediate vesting) and
                       attainment of age 20 1/2.)
         ( )   j.      Last day of the Plan Year coincident with or after
                       satisfying the eligibility requirements. (May be selected only if eligibility requirements of Plan do not require more than 6 months of service (18 months if 100% immediate vesting) and attainment of age 20-1/2).

NOTE: The Entry Date should be coordinated with the Compensation Computation Period.

9. BREAK IN SERVICE -- Section 1.2.8 provides that a Break in Service occurs if an Employee fails to complete more than 500 hours of service during the applicable computation period unless a lesser number is specified. (Select one)

         (X)   a.     Plan Provision
         ( )   b.     A Break will occur if  the Employee fails to complete more than ____ (Not to exceed 500) Hours of Service

B.       DATE PROVISIONS

1. ANNIVERSARY DATE -- Section 1.2.5 provides that the Anniversary Date is the last day of the Plan Year unless another date is specified. (Select one)

         (X)   a.     Plan Provision -- No other date is specified.
         ( )   b.     The first day of the Plan Year.
         ( )   c.     Other-- Specify. (Must be at least annually)

2. VALUATION DATE -- Section 1.2.63 provides that the Valuation Date is the date or dates specified in the Adoption Agreement. (Select one)

         ( )    a.    Anniversary Date
         ( )    b.    Semiannually on the last day of each 6 month period
                      beginning with the first of the Plan Year
         ( )    c.    Quarterly on the last day of each 3 month period
                      beginning with the first of the Plan Year
         ( )    d.    Monthly on the last day of each month of the Plan Year
         ( )    e.    Last day of Plan Year (use option (a) if Anniversary
                      Date is last day of the Plan Year
         (X)    f.    Other -- Specify. (Must be at least annually)

                     DAILY (INDIVIDUAL INVESTMENT CONTRACTS)

3. NORMAL RETIREMENT DATE -- Section 1.2.46 permits the adoption of a Normal Retirement Date. (Select one)

         ( )   a.     Date Normal Retirement Age is attained
         ( )   b.     First day of month in which Normal Retirement Age is
                      attained

         ( )    c.    First day of month nearest date Normal Retirement Age is
                      attained
         (X)    d.    First day of month coincident with or next following the
                      date Normal Retirement Age is attained
         ( )    e.    Anniversary Date nearest date Normal Retirement Age is
                      attained
         ( )    f.    Anniversary Date coincident with or next following date
                      Normal Retirement Age is attained

4. NORMAL RETIREMENT AGE -- For each Participant the Normal Retirement Age is:

         ( )    a.    Age ____ (not to exceed 65)
         (X)    b.    The later of age 65 (not to exceed 65) or the 5 (not to
                      exceed the fifth (5th))anniversary of the participation
                      commencement date, if later. The participation
                      commencement date is the first day of the Plan Year in
                      which a Participant commenced participation in the Plan.
                      Solely for Plan Years beginning before 1988, if the normal retirement age was determined by reference to the
                      anniversary of the participation commencement date, the
                      anniversary for participants who first commenced
                      participation before the first Plan Year beginning on or
                      after January 1, 1988 is the earlier of the tenth
                      anniversary of the date the participant commenced
                      participation in the Plan (or such anniversary as had
                      been elected by the Employer if less than ten) or the
                      fifth anniversary of the first day of the first Plan
                      Year beginning on or after January 1, 1988.
         ( )    c.    Age ____ and the ____ anniversary of the participation
                      commencement date, if both requirements are met earlier than the later age of 65 or the fifth (5th) anniversary of participation

5. EARLY RETIREMENT DATE -- Section 1.2.17 permits the adoption of an Early Retirement Date: (Select one)

         ( )    a.    The Plan does not provide an early retirement date
         ( )    b.    The actual date the Participant attains the Early
                      Retirement Age
         ( )    c.    The Anniversary Date coincident with or next following the date the Participant attains the Early Retirement Age
         ( )    d.    The Valuation Date coincident with or next following the
                      date the Participant attains the Early Retirement Age
         (X)    e.    The (X) first ( ) last day of the month coincident with or next following the date the Participant attains the Early
                      Retirement Age
         ( )    f.    Other-- Specify. (Cannot discriminate in favor of Highly
                      Compensated Employees)

6. EARLY RETIREMENT AGE: (Select all applicable. If more than one option is selected, Early Retirement Age is attained on the first date the requirements of any option are met.)

         ( )    a.    Age _____ (not to exceed 65)
         (X)    b.    Age 60 and 5 Years of Service
         ( )    c.    Age ____ and ____ Years of Service while a Participant
         ( )    d.    _____ years prior to the Normal Retirement Age
         ( )    e.    Sum of age and Years of Service equals _____

         ( )    f.     Not Applicable

         NOTE:         Cannot discriminate in favor of Highly Compensated
                       Employees.

C.       COMPENSATION

1. COMPENSATION -- See Section 1.2.10. For purposes of the Plan a Participant's compensation is based on the Compensation Computation Period and shall: (Select a, b, or c and all of d and e which are applicable)

         ( )    a.    Equal compensation as defined in Section 3401(a) except as indicated below
         ( )    b.    Equal compensation as defined in Section 415(c)(3) except
                      as indicated below
         (X)    c.    Equal compensation as defined for the Wages, Tips, and
                      Other Compensation Box on Form W-2 except as indicated
                      below
         (X)    d.    Include compensation which is not includible in gross
                      income by reason of Section
              (X)     Sections 402(h)(1)(B)(SEP deferrals)
              (X)     125 (Cafeteria Plan)
              (X)     402(a)(8) (401(k) deferrals)
              (X)     403(b)
              (X)     457(b)
              Effective January 1, 1997:
         ( )    e.  Exclude compensation which is for
              ( )     overtime
              ( )     discretionary bonuses
              ( )     Bonuses
              ( )     taxable employee benefits
              ( )     in excess of $_______
              ( )     Other exclusion-- Specify. (Cannot discriminate in favor
                      of Highly Compensated Employees)

         NOTE: Exclusions are permissible if the Plan is not integrated with Social Security. Exclusions may cause the Plan to be impermissibly discriminatory.

2.       THE COMPENSATION COMPUTATION PERIOD IS:

         (X)    a.     The Plan Year
         ( )    b.     The calendar year ending with or within the Plan Year

3.       FOR THE INITIAL PLAN YEAR OF PARTICIPATION, include Compensation from:
         (Select one)
         (X)    a.     Entry Date as a Participant
         ( )    b.     First day of the Compensation Computation Period which
                       ends during the initial Plan Year of participation

D.       CONTRIBUTION AND ALLOCATION

1. NON-ELECTIVE CONTRIBUTION FORMULA -- The Employer's Non-Elective contribution to the Plan shall be: (Select one)

         ( )    a.     Discretionary, out of profits
         ( )    b.     Discretionary, but not limited to profits
         ( )    c.     ______% of each Participant's Compensation (not to exceed
                       15%).
         (X)    d.     Not applicable. Non-Elective Contributions are not
                       permitted.

2. ALLOCATION METHOD -- The Employer Non-Elective contribution is allocated to Participants: (Select one)

         ( )    a.     Proportionate to Salary. Based upon each Participant's
                       Compensation in proportion to the Compensation of all
                       Participants.
         ( )    b.     Integrated with Social Security. See Sections 2.3.1 and
                        2.3.3. (Select one of d. through h., below.)
         (X)    c.     Not applicable -- No Non-Elective Contributions.

         The Social Security Integration Level is equal to:
         ( )    d.     The taxable wage base under Section 230 of the Social
                       Security Act in effect as of the first day of the Plan
                       Year.
         ( )    e.     $_____ (Not to exceed the taxable wage base under Section
                       230 of the Social Security Act in effect as of the first
                       day of the Plan Year).
         ( )    f.      _____% (Not to exceed 100) of the taxable wage base
                       under Section 230 of the Social Security act in effect as
                       of the first day of the Plan Year.
         ( )    g.     The greater of $10,000 or 20% of the taxable wage base
                       under Section 230 of the Social Security Act in effect as
                       of the first day of the Plan Year.
         ( )    h.     80% of the taxable wage base under Section 230 of the
                       Social Security Act in effect as of the first day of the Plan Year plus $1.00.

3. REQUIREMENT TO SHARE IN NON-ELECTIVE CONTRIBUTION ALLOCATION. In order to share in the allocation of the Employer's Non-Elective Contribution a Participant: (Select all applicable)

         ( )    a.     must complete ____ Hours (cannot exceed 1000), but
                ( )    is eligible regardless of Hours if the Employee dies
                       during the Plan Year
                ( )    is eligible regardless of Hours of Service if the
                       Employee retires during the Plan Year
                ( )    is eligible regardless of Hours of Service if the
                       Employee becomes totally disabled during the Plan Year
         ( )    b.     must complete ____ (cannot exceed 1000) Hours and be
                       employed at Plan Year end but
                ( )    is eligible if Employee dies during the plan year,
                       ( )  regardless of Hours of Service.
                       ( )  only if employee meets Hours requirement
                ( )    is eligible if Employee retires during the Plan Year,
                       ( )  regardless of Hours of Service.
                       ( )  only if Employee meets Hours requirement.

                  ( ) is eligible if Employee becomes totally disabled during the Plan Year
                           ( )  regardless of the Hours of Service.
                           ( )  only if Employee meets Hours requirement.

         (X)      c.     Not applicable -- No Non-Elective Contributions.

4. REQUIREMENT TO SHARE IN MATCHING CONTRIBUTION ALLOCATION -- In order to share in the allocation of the Employer's Matching Contribution a
         Participant: (Select all applicable)

         (X)      a.     must complete 1 Hours (cannot exceed 1000), but
                  (X)    is eligible regardless of Hours if the Employee dies
                         during the Plan Year
                  (X)    is eligible regardless of Hours of Service if the
                         Employee retires during the Plan Year
                  (X)    is eligible regardless of Hours of Service if the
                         Employee becomes totally disabled during the Plan Year
         ( )      b.     must complete ____ (cannot exceed 1000) Hours and be
                         employed at Plan Year end but
                  ( )    is eligible if Employee dies during the plan year,
                         ( )  regardless of Hours of Service.
                         ( )  only if employee meets Hours requirement
                  ( )    is eligible if Employee retires during the Plan Year,
                         ( )  regardless of Hours of Service.
                         ( )  only if Employee meets Hours requirement.
                  ( )    is eligible if Employee becomes totally disabled during
                         the Plan Year
                         ( )  regardless of the Hours of Service.
                         ( )  only if Employee meets Hours requirement.
         ( )      c.     Not Applicable

5. MATCHING CONTRIBUTIONS -- The Matching Contribution by the Employer for the Plan Year in accordance with Section 2.2.1(a)(3)(ii) is

         ( )      a.     Matching Contributions are not permitted
         (X)      b.     Discretionary each Plan Year
         ( )      c.     Based upon the Allocation Method set forth below
         ( )      d.     Based upon the Allocation Method set forth below plus
                         a supplemental discretionary Matching contribution

6. ALLOCATION METHOD FOR MATCHING CONTRIBUTIONS -- Matching Contributions shall be allocated to eligible Participants in an amount:
         (X)      a.     Proportionate to the Elective Contributions made on
                         behalf of a Participant
         ( )      b.     Equal to ______% of the Elective Contributions made on
                         behalf of a Participant
         ( )      c.     Graded based on the dollar amount of the Elective
                         Contribution of each Participant as follows:
                         _____% of the first $_____ plus
                         _____% of the next $_____ plus
                         _____% of the next $_____ plus

                           _____% of the next $_____.
         (   )    d.       Graded based on the percentage of compensation of the
                           Elective Contribution of each Participant as follows:
                           _____% of the first _____% plus
                           _____% of the next _____% plus
                           _____% of the next _____% plus
                           _____% of the next _____% .
         (   )    e.       Graded based on the dollar amount of the Elective
                           Contribution of each Participant as follows:
                           _____% if contribution is $_____ or more;
                           _____% if contribution is $_____ or more;
                           _____% if contribution is $_____ or more;
                           _____% if contribution is $_____ or more.
         (   )    f.       Graded based on the percentage of compensation of the
                           Elective Contribution of each Participant as follows:
                           _____% if contribution is _____% or more
                           _____% if contribution is _____% or more
                           _____% if contribution is _____% or more
                           _____% if contribution is _____% or more
         (   )    g.       Not applicable

         NOTE: Graded percentages entered in c. through f. must decrease as percentage or amount of compensation increases.

7. IF A SUPPLEMENTAL DISCRETIONARY MATCHING CONTRIBUTION is made, Matching Contributions shall be allocated to eligible Participants in an amount:
         (   )    a.       Proportionate to the Elective Contributions made on
                           behalf of a Participant
         (   )    b.       According to the method selected in 6b.- f. above
         (X)      c.       Not applicable

8. MATCHING CONTRIBUTION ALLOCATION DATE -- Matching Contributions are allocated as of the Anniversary Date unless an alternate date is selected. For the purposes of this Plan the Matching Contribution is allocated as of:
         (Select one)
         (   )    a.       Plan Provision -- the Anniversary Date.
         (   )    b.       The next Valuation Date.
         (X)      c.       Other -- Specify. (Must be allocated at least
                           annually)

            PER PAY PERIOD, AS ELECTIVE CONTRIBUTIONS ARE DEPOSITED.
         (   )    d.       Not applicable

9.       LIMITATIONS ON MATCHING CONTRIBUTIONS -- The Employer shall not make
         Matching
         Contributions:  (Select all applicable)
         (X)      a.       With respect to Elective Contributions in excess of 3
                           percent of a
                           Participant's Compensation

         (   )    b.       In excess of $______ for any Participant
         (   )    c.       To Key Employees
         (   )    d.       Not applicable.

10. ALLOCATION OF QUALIFIED NON-ELECTIVE CONTRIBUTIONS -- (Select a or b. If a is selected, do not complete the remainder of this section)
         (   )    a.       Qualified Non-Elective Contributions are not
                           permitted.
         (X)      b.       Qualified Non-Elective Contributions shall be made at
                           the Employer's discretion.

         Qualified Non-Elective Contributions shall be allocated (complete c and
         d):
         (X)      c.       On behalf of
                           (   )    All Participants
                           (   )    Solely on behalf of Participants who are not
                                    Highly Compensated
                                    Employees
                           (X)      Solely on behalf of Participants who are not
                                    Highly Compensated
                                    Employees to the extent necessary to satisfy
                                    the ACP or the ADP test
         (   )    d.       Who are eligible to receive an allocation of
                           (   )    Non-Elective Contributions
                           (   )    Matching Contributions

         Qualified Non-Elective Contributions shall be allocated: (Select e or f; also select g, if applicable)
         (X)      e.       In proportion to a Participant's Compensation.
         (   )    f.       As a uniform dollar amount.
         (X)      g.       To the extent necessary to satisfy the ACP test or
                           the ADP test.

11. LIMITATION YEAR -- Section 1.2.40 provides that unless otherwise specified the Limitation Year for purposes of the limitation imposed by IRC Section 415 is the Plan Year.
         (Select one)
         (   )    a.       Plan Provision
         (X)      b.       Calendar year coinciding with or ending within the
                           Plan Year
         (   )    c.       Twelve consecutive month period ending ___/___.

E.       VESTING PROVISIONS

1. YEARS OF SERVICE -- Section 1.2.65 provides that a Year of Service is the 12 consecutive month period specified in the Adoption Agreement in which at least 1000 Hours of Service are performed unless a lesser number is specified. (Select all applicable)
         (X)      a.       Use the Plan Year as the computation period
         (   )    b.       Use Eligibility Computation Period as the computation
                           period
         (   )    c.       Use _____ in lieu of 1000 Hours of Service (Not to
                           exceed 1000 hours)

2. EXCLUDED YEARS -- Section 1.2.65 provides unless otherwise specified all Years of Service are taken into account.

         (X)      a.       Plan Provision -- Include all Years of Service
         (   )    b.       Exclude Plan Years prior to age 18
         (   )    c.       Exclude Plan years prior to adoption of plan or
                           predecessor plan. Effective
                           date of (prior) plan:___/___/___

3. VESTING SCHEDULE -- Section 2.4.2(f) provides that benefits will vest in accordance with the method specified in the Adoption Agreement. (Select one of a, b, c, d, f, or g. Also select e if applicable.)

         Employer Accounts:
         (   )    a.       At the rate of 20% each year after 3 Years of
                           Service.(20% vested in third year)
         (   )    b.       At the rate of 20% each year after 2 Years of
                           Service.(20% vested in second year)
         (   )    c.       100% vesting upon participation.
         (   )    d.       100% vesting after ____ Year(s) of Service (Not to
                           exceed 5)
         (   )    e.       100% vesting at Early Retirement Date (Must also
                           select another alternative)
         (   )    f.       Other:  (Optional vesting schedule must be at least
                           as favorable as a. or d.)


         Year(s) of Service                  Percent Vesting
         ------------------                  ---------------
         Less than 1                             _______
         1 but less than 2                       _______
         2 but less than 3                       _______
         3 but less than 4                       _______
         4 but less than 5                       _______
         5 but less than 6                       _______
         6 but less than 7                       _______
         7 or More                               _______


         (X)      g.       Not applicable -- No Non-Elective Employer
                           Contributions

         Matching Accounts:
         (   )    a.       At the rate of 20% each year after 3 Years of
                           Service.(20% vested in third year)
         (   )    b.       At the rate of 20% each year after 2 Years of
                           Service.(20% vested in second year)
         (   )    c.       100% vesting upon participation.
         (   )    d.       100% vesting after ____ Year(s) of Service (Not to
                           exceed 5)

         (   )    e.       100% vesting at Early Retirement Date (Must also
                           select another alternative)
         (X)      f.       Other:  (Optional vesting schedule must be at least
                           as favorable as a. or d.)


         Year(s) of Service            Percent Vesting
         ------------------            ---------------
         Less than 1                   0%
                                       _
         1 but less than 2             20%
                                       __
         2 but less than 3             40%
                                       __
         3 but less than 4             60%
                                       __
         4 but less than 5             80%
                                       __
         5 but less than 6             100%
                                       ___
         6 but less than 7             100%
                                       ___
         7 or More                     100%
                                       ___

         (   )    g.       Not applicable-- No Matching Contributions

4. PRIOR VESTING SCHEDULE -- Section 3.10.3 provides that if the Vesting schedule has been amended to a less favorable schedule, participants are entitled to have their vested interest calculated under the prior schedule under certain instances.
         (X)      a.       Not applicable. Either not amended or new schedule is
                           more favorable.
         (   )    b.       The prior schedule was


                  Employer
                  Year(s) of Service       Percent Vesting
                  ------------------       ---------------
                  Less than 1                  _______
                  1 but less than 2            _______
                  2 but less than 3            _______
                  3 but less than 4            _______
                  4 but less than 5            _______
                  5 but less than 6            _______
                  6 but less than 7            _______
                  7 or More                    _______

                  Matching
                  Year(s) of Service       Percent Vesting
                  ------------------       ---------------
                  Less than 1                _______
                  1 but less than 2          _______
                  2 but less than 3          _______
                  3 but less than 4          _______
                  4 but less than 5          _______
                  5 but less than 6          _______
                  6 but less than 7          _______
                  7 or More                  _______

5. TOP HEAVY VESTING SCHEDULE -- Section 2.6.1(c) provides that if the Plan becomes Top Heavy, unless the Employer specifies otherwise, vesting will be at a rate of 20% per year beginning with the second Year of Service.

         Employer Accounts:
         (   )    a.       Plan Provision
         (   )    b.       100% vested after ____ Year(s) of Service (Not to
                           exceed 3)
         (X)      c.       Same as non-Top Heavy vesting schedule (Must be at
                           least as favorable as a or b)
         (   )    d.       Other:  (Optional vesting schedule must be at least
                           as favorable as a. or b.)


                  Year(s) of Service       Percent Vesting
                  ------------------       ---------------
                  Less than 1                _______
                  1 but less than 2          _______
                  2 but less than 3          _______
                  3 but less than 4          _______
                  4 but less than 5          _______
                  5 but less than 6          _______
                  6 but less than 7          _______
                  7 or More                  _______
         (   )    e.       Not Applicable-- No Employer Non-Elective
                           Contributions

         Matching Accounts:
         (   )    a.       Plan Provision

         (   )    b.       100% vested after ____ Year(s) of Service (Not to
                           exceed 3)
         (X)      c.       Same as non-Top Heavy vesting schedule (Must be at
                           least as favorable as a or b)
         (   )    d.       Other:  (Optional vesting schedule must be at least
                           as favorable as a. or b.)


                           Year(s) of Service       Percent Vesting
                           ------------------       ---------------
                           Less than 1               _______
                           1 but less than 2         _______
                           2 but less than 3         _______
                           3 but less than 4         _______
                           4 but less than 5         _______
                           5 but less than 6         _______
                           6 but less than 7         _______
                           7 or More                 _______

         (   )    e.       Not Applicable-- No Matching Contributions.

6. RE-EMPLOYMENT -- Section 2.4.4 provides that Years of Service completed after a Break in Service are not counted for purposes of increasing the vested percentage attributable to service before the Break unless reemployed within 5 years.
         (X)      a.       Plan Provision
         (   )    b.       Count all service after the Break
         (   )    c.       Not applicable -- 100% immediate vesting

7. FORFEITURES -- Section 2.4.6 provides that forfeitures are determined as of the last day of the Plan Year in which the Participant's entire interest is distributed from the Plan.
         (X)      a.       Plan Provision.
         (   )    b.       Determine in Plan Year of 5th consecutive Break in
                           Service.
         (   )    c.       Determination as of the Valuation Date coincident
                           with or next following the Distribution Date
         (   )    d.       Not applicable-- All benefits are fully vested. Leave
                           the remaining items in this Section E blank.

8. FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS shall be applied to (select all applicable):

         (   )    a.       Supplement Non-Elective Contributions
         (   )    b.       Reduce Non-Elective Contributions
         (   )    c.       Reduce Qualified Non-Elective Contributions
         (   )    d.       Supplement Matching Contributions

         (   )    e.       Reduce Matching Contributions

9.       FORFEITURES OF NON-ELECTIVE CONTRIBUTIONS shall be reallocated to participants:
         (   )    a.       In the same manner as Non-Elective Contributions
         (   )    b.       In proportion to each participant's Compensation
         (X)      c.       Not applicable. Forfeitures are applied to reduce
                           contributions.

         NOTE: If the Plan provides for permitted disparity, forfeitures must be allocated under the Plan's allocation formula.

10. FORFEITURES OF MATCHING CONTRIBUTIONS SHALL BE APPLIED TO: (Select all applicable)
         (   )    a.       Supplement Matching Contributions
         (X)      b.       Reduce Matching contributions
         (   )    c.       Reduce Qualified Non-Elective contributions
         (   )    d.       Supplement Non-Elective Contributions
         (   )    e.       Reduce Non-Elective Contributions

11.      FORFEITURES OF MATCHING CONTRIBUTIONS SHALL BE REALLOCATED to
         participants:
         (   )    a.       In the same manner as Non-Elective Contributions
         (   )    b.       In proportion to each participant's Compensation
         (   )    c.       In proportion to Matching Contributions
         (   )    d.       In proportion to Elective Contributions
         (X)      e.       Not applicable. Forfeitures are applied to reduce
                           contributions.

12. REQUIREMENT TO SHARE IN ALLOCATION OF FORFEITURES -- In order to share in the allocation of Forfeitures which supplement rather than reduce other contributions, a Participant: (Select all applicable)
         (   )    a.       Must be eligible to receive an allocation of the
                           respective type of
                           contribution, i.e. Matching or Non-elective
         (   )    b.       Must be employed on the date the forfeiture is
                           determined.
         (X)      c.       Not applicable. Forfeitures reduce contributions.

13. RESTORATION OF FORFEITURES -- If a Participant is entitled to a restoration of a forfeiture, the amount to be restored shall be restored by:
         (   )    a.       An additional contribution by the Employer
                           specifically allocated to the Participant's Account.
         (X)      b.       Allocating other forfeitures arising in the year of
                           restoration to the Participant's Account to the
                           extent thereof and an additional contribution by the
                           Employer specifically allocated to the Participant's
                           Account to the extent that allocable forfeitures are
                           insufficient.

F.       CODA LIMITATION PROVISIONS

1. ACTUAL DEFERRAL PERCENTAGES -- Qualified Non-Elective Contributions may be taken into account for purposes of calculating the ADP-Actual Deferral Percentages. For purposes of the ADP test in Section 2.7.1, the amount taken into account shall be:

         ( )      a.       All Qualified Non-Elective Contributions.

         (X)      b.       The Qualified Non-Elective Contributions that are
                           needed to meet the ADP test.

2. AVERAGE CONTRIBUTION PERCENTAGE -- The amount of Elective Deferrals and Qualified Non-Elective Contributions taken into account as contribution percentage amounts for the purpose of calculating the ACP-Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

         For elective deferrals:
         (   )    a.       All such Elective Deferrals.
         (X)      b.       Only those Elective Deferrals that are needed to meet
                           the Average Contribution Percentage test.
         (   )    c.       Elective Deferrals are not to be included in the ACP
                           test.
         (   )    d.       Not applicable.

         For Qualified Non-Elective Contributions:
         (   )    e.       All such Qualified Non-Elective contributions.
         (X)      f.       Only those Qualified Non-Elective Contributions that
                           are needed to meet the Average Contribution
                           Percentage test.
         (   )    g.       Qualified Non-Elective Contributions are not to be
                           included in the ACP test.
         (   )    h.       Not applicable.

3. EXCESS AGGREGATE CONTRIBUTIONS -- Forfeitures of Excess Aggregate Contributions pursuant to Section 2.7.7 shall be:
         (X)      a.       Applied to reduce Employer contributions.
         (   )    b.       Allocated, after all other forfeitures under the
                           Plan, to each Participant's Matching Contribution
                           Account in the ratio which each Participant's
                           Compensation for the Plan Year bears to the total
                           Compensation of all Participants for the Plan Year.
                           Such forfeitures will not be allocated to the Account of any Highly Compensated Employee.

G.       DISTRIBUTION PROVISIONS

1. FORM OF DISTRIBUTIONS -- Section 2.5.2 provides that the Employer may elect to permit Plan distributions to be made in the form of: (Select all applicable)
         (X)      a.       Lump sum without regard to amount.
         (   )    b.       Lump sum but not to exceed $________.
         (   )    c.       Installments over ____ years payable:  (Select one or
                           more)
                           (   )  c.1.  annually

                           (   )  c.2.  quarterly
                           (   )  c.3.  monthly
         (   )    d.       Installments over a period of years certain selected
                           by the Participant that is less than the life of the
                           Participant payable (Select one or more.)
                           (   )  d.1.  annually
                           (   )  d.2.  quarterly
                           (   )  d.3.  monthly
         (   )    e.       An annuity for not more than ____
         (   )    f.       An annuity for the life of:  (Select one or more)
                           (   )  f.1.  the Participant
                           (   )  f.2.  the Participant and spouse
                           (   )  f.3.  the Participant and a designated
                           beneficiary
         (   )    g.       An annuity for ____ years certain and thereafter for
                           the life of:  (Select one or more)
                           (   )  g.1.  the Participant
                           (   )  g.2.  the Participant and spouse
                           (   )  g.3.  the Participant and a designated
                           beneficiary
         (   )    h.       An annuity for a period certain selected by the
                           Participant that is less than the life of:  (Select
                           one or more)
                           (   )  h.1.  the Participant
                           (   )  h.2.  the Participant and spouse
                           (   )  h.3.  the Participant and a designated
                           beneficiary

         NOTE: Any number of options may be selected. Once selected, however, any option may not thereafter be eliminated.

                           If an annuity option of life or longer is selected Qualified Joint and Survivor Annuity provisions are required.

2. SURVIVOR ANNUITY PERCENTAGE -- If a Joint and Survivor Annuity is payable, Section 1.2.37 provides that the normal survivor annuity is 50% of the amount payable during the joint lives of the participant and spouse, unless the Employer elects a different percentage (Select one):
         (   )    a.       Plan Provision -- 50%
         (   )    b.       Other Percentage -- ____% (Not less than 50% nor more
                           than 100%)
         (   )    c.       Other Percentage selected by the Participant (Not
                           less than 50% or more than 100%

3. TIME OF DISTRIBUTION -- Section 2.5.1(b) provides that distributions are deferred to Participants who resign or are discharged prior to retirement until the retirement date unless the employer elects to permit distributions in advance of such date.
         (   )    a.       Plan Provision without advance distribution election.
         (X)      b.       Distributions may be made at the Participant's
                           election within a reasonable period following the Distribution Date.

4. DISTRIBUTION DATE -- Section 2.4.5 provides that, subject to the necessity of obtaining the consent of a Participant and spouse, for the purposes of determining the amount to be distributed, the Distribution
         Date:

         For a Participant who is not fully vested, is
         (   )    a.       The Anniversary Date coinciding with or following the
                           date of termination.
         (X)      b.       The Valuation Date coinciding with or following the
                           date of termination
         (   )    c.       As soon as practical but prior to the Anniversary
                           Date coinciding with or following the date of
                           termination, based on the preceding Valuation Date.
         (   )    d.       the (   ) Valuation Date (   ) Anniversary Date
                           following ____consecutive Breaks in Service
         (   )    e.       The Participant's Normal or Early Retirement Date

         For a Participant who is fully vested but who terminates employment prior to death, total and permanent disability or retirement at his retirement date is:
         (   )    a.       The Anniversary Date coinciding with or following the
                           date of termination
         (X)      b.       The Valuation Date coinciding with or following the
                           date of termination
         (   )    c.       As soon as practical but prior to the Anniversary
                           Date following the date of termination, based upon
                           the preceding Valuation Date
         (   )    d.       The Participant's Normal or Early Retirement Date

         For a Participant who terminates employment as a result of death, total and permanent disability or retirement at his retirement date, is:
         (   )    a.       The Anniversary Date coinciding with or following the
                           date of termination.
         (X)      b.       The Valuation Date coinciding with or following the
                           date of termination
         (   )    c.       As soon as practical but prior to the Anniversary
                           Date following the date of termination, based upon the preceding Valuation Date

         In the case of a Participant's interest in an Elective Account, Voluntary Account or Segregated Account attributable to a rollover contribution from another plan, notwithstanding the foregoing, the Distribution Date, is:
         (   )    a.       Not applicable -- The Distribution Date is determined
                           in the manner
                           indicated above for the fully vested Participants
         (   )    b.       The Anniversary Date coinciding with or following the
                           date of termination
         (X)      c.       The Valuation Date coinciding with or following the
                           date of termination
         (   )    d.       As soon as practical but prior to the Anniversary
                           Date following the date of termination, based upon the preceding Valuation Date.

5. HARDSHIP DISTRIBUTIONS -- Section 2.5.5 provides that an Employer may permit distributions to Participants while employed in the event of financial hardship as specified in the Plan:
         (X)      a.       Hardship distributions are permitted.
         (   )    b.       Hardship distributions are not permitted.

         Hardship Distributions may be made from a Participant's Account as elected below in c and d, provided that Hardship Distributions of earnings on elective Deferrals may only be made on such earnings credited to the Participant's account as of the end of the last Plan Year ending before July 1,1989. Therefore, subject to such limitation, Hardship Distributions may be taken from:

         (X)      c.       all of Participant's Accounts.
         (   )    d.       only the Participant's Account balances attributable
                           to the following accounts:
                           (   )  d.1.  Employer Account
                           (   )  d.2.  Qualified Non-Elective Contribution
                                        Account
                           (   )  d.3.  Elective Contribution Account
                           (   )  d.4.  Matching Account
                           (   )  d.5.  Segregated Account (attributable to a
                                        rollover)
                           (   )  d.6.  Voluntary Account

6. IN SERVICE DISTRIBUTIONS-- Section 2.5.6 provides that an Employer may permit distributions to fully vested Participants over the age of 59-1/2 prior to termination of employment if the amounts withdrawn have been allocated to the Participant for two (2) or more years or the Participant has been a Participant for at least five (5)years. (Select all applicable)
         (X)      a.       Plan Provision.
         (   )    b.       Require that amounts have been allocated for ____
                           years.(Must be at least 2)
         (   )    c.       Require participation for at least ____ years. (Must
                           be at least 5)
         (   )    d.       In Service Distributions are permitted upon reaching
                           Normal Retirement Date
         (   )    e.       In Service Distribution are permitted for amounts
                           attributable to a rollover from another plan
                           regardless of age or periods of participation
         (   )    f.       In Service Distributions are not permitted.

7. QUALIFIED DOMESTIC RELATIONS ORDERS -- Section 3.12.9 provides that the Employer may elect to permit distributions to an alternate payee pursuant to the terms of a qualified domestic relations order even if the Participant continues to be employed. (Select one)
         (   )    a.       Distributions to an alternate payee are not permitted
                           while the Participant continues to be employed.
         (X)      b.       Distributions to an alternate payee are permitted
                           while the Participant continues to be employed.

H.       OTHER ADMINISTRATIVE PROVISIONS

1. EARNINGS -- Section 3.1.2 permits the Employer to specify the manner in which earnings are allocated to Participants who receive distributions on any date other than a Valuation Date.
         Select any of the following:
         (   )    a.       Earnings will be credited solely as of the
                           immediately preceding Valuation Date.
         (X)      b.       Actual earnings will be credited to the date of
                           distribution.
         (   )    c.       Earnings will be credited solely as of the
                           immediately preceding Valuation Date if distribution is within ____ days of such Valuation Date and will be credited to date of distribution otherwise.

         (   )    d.       Earnings will be credited to the date of distribution
                           based upon an estimate of earnings equal to ______%
                           annually.
         (   )    e.       Earnings will be credited to the date of distribution
                           based upon an estimate of earnings equal to the
                           average rate of earnings during the preceding
                           (   )  e.1.  Valuation Period.
                           (   )  e.2.  Plan Year.
                           (   )  e.3.  ____ Valuation Periods.

2. LOANS -- Section 3.7.1 provides that the Employer may elect to permit loans to Participants and Beneficiaries in accordance with a participant loan program adopted by the Trustee.
         (X)      a.       Loans are permitted.
         (   )    b.       Loans are not permitted.

3. ROLLOVERS -- Section 3.11.3 authorizes the Employer to permit the transfer of interests in other qualified plans to the Plan.
         (   )    a.       Rollover contributions are not permitted.
         (   )    b.       Rollover contributions are permitted only from other
                           plans of the Employer
         (X)      c.       Rollover contributions are permitted only by
                           Employees who have satisfied the conditions for
                           participation.
         (   )    d.       Rollover contributions are permitted from any
                           employee even if not otherwise eligible to be a Participant.

4. INVESTMENT CONTROL -- Section 3.6.5 provides that the Employer may elect to permit Participants to control the investment of their Accounts.
         (   )    a.       Participants may not control their investments.
         (   )    b.       Participants may control the investment of their
                           Accounts if fully vested in the Account.
         (   )    c.       Participants may control the investment of their
                           Accounts to the extent vested.
         (X)      d.       Participants may control their investments without
                           regard to their vested interest.
         (X)      e.       Participants may control their investments solely
                           with respect to amounts attributable to:  (Select all
                           applicable)
                           (   )    e.1.  Non-Elective Contributions
                           (X)      e.2.  Qualified Non-Elective Contributions
                           (X)      e.3.  Elective Contributions
                           (X)      e.4.  Matching Contributions
                           (   )    e.5.  Voluntary Contributions
                           (X)      e.6.  Amounts rolled over and held in a
                                          Segregated Account

5. TOP HEAVY ASSUMPTIONS -- (This question applies only if the Employer has a Defined Benefit plan.) The interest rate used to establish the Present Value of Accrued Benefits in order to calculate the top heavy ratio under IRC Section 416 shall be 7% and the mortality tables used shall be UP84.

6. VALUATION DATE -- For purposes of computing the top-heavy ratio, the Valuation Date is (Select one):
         (   )    a.       the first day of Plan Year.
         (X)      b.       the last day of the Plan Year.
         (   )    c.       Other-- Specify. ___/___ (Must be at least annually)

7. SINGLE PLAN MINIMUM TOP-HEAVY ALLOCATION -- For purposes of minimum top-heavy allocations, contributions and forfeitures equal to the following percentage of each non-Key Employee's compensation will be allocated to the Employee's account when the Plan is top-heavy (Select one):
         (X)      a.       3% or the highest percentage allocated to any Key
                           Employee if less.
         (   )    b.       ______% (Must be at least 3).

8. MULTIPLE PLANS PROVISION -- The Employer which maintains or ever maintained another qualified defined benefit plan or welfare benefit fund or individual medical account in which any participant in the Plan is, was or could become a participant adds the following optional provision which it deems necessary to satisfy Section 415 or 416 of the Code because of the required aggregation of multiple plans: (Select one)
         (   )    a.       Not applicable (No other plan or other plan
                           terminated prior to the Effective
                           Date of this Adoption Agreement).
         (   )    b.       A minimum contribution allocation of 5% of each Non-
                           Key Participant's total compensation shall be
                           provided in a defined contribution plan of the
                           Employer.
         (   )    c.       A minimum contribution allocation of 7.5% of each Non
                           -Key Participant's total compensation shall be
                           provided in a defined contribution plan of the
                           Employer.
         (X)      d.       A minimum benefit of 2% (must be at least the
                           lesser of 2% times years of service or 20%) of each
                           Non-Key Participant's total compensation shall be
                           provided in a defined benefit plan of the Employer.
         (   )    e.       A minimum benefit of _____ (must be the lesser of 2%
                           times years of service or 20%) of each Non-Key
                           Participant's total compensation shall be provided
                           in a defined benefit plan of the Employer but offset
                           by the amount contributed on such participant's
                           behalf under any defined contribution plan of the
                           Employer.
         (   )    f.       Other -- Specify.

         NOTE: The method selected must preclude Employer discretion and the Employer must obtain a determination letter in order to continue reliance on the Plan's qualified status.

9. MULTIPLE DEFINED CONTRIBUTION PLANS -- If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan: (Select one)
         (X)      a.       Not applicable.

         (   )    b.       The provisions of this Plan limiting annual additions
                           will apply as if the other plan is a master or
                           prototype plan.
         (   )    c.       Other -- Specify.

         NOTE: Specify the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes Employer discretion.

10. TOP HEAVY DUPLICATIONS -- The Employer who maintains two or more Defined Contribution plans makes the following election:
         (X)      a.       Not applicable.
         (   )    b.       A minimum non-integrated contribution of 3% of each
                           Non-Key Participant's Compensation shall be provided
                           by:
                           (   )    b.1.  this Plan.
                           (   )    b.2.  the following defined contribution
                                          plan:
         (   )    c.       Other -- Specify.

         NOTE: The method selected must preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e). The Employer must obtain a determination letter in order to continue reliance on the Plan's qualified status.

11. ANNUAL ADDITION LIMITATION -- If a Participant is or has ever been a participant in a defined benefit pension plan maintained by the Employer, Section 3.2.1(c) provides that Annual Additions shall be limited.
         (   )    a.       Not applicable
         (X)      b.       The contribution to the Plan allocable to the
                           Participant shall be reduced so that the limitations
                           are not exceeded.
         (   )    c.       Other -- Specify

         NOTE: Specify the method under which the plans will limit total additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes employer discretion.

12. SECTION 415 COMPENSATION DEFINITION. For purposes of calculating an Employee's compensation pursuant to Section 3.2.1(h), relating to limitations on contributions and benefits, Compensation means all of each Participant's
         (X)      a.       Wages as computed for Wages, Tips, and Other
                           Compensation Box on Form W-2.
         (   )    b.       Section 3401(a) wages.
         (   )    c.       Section 415 safe harbor compensation.

The name, address and telephone number of the Plan Sponsor is:

DATAIR Employee Benefit Systems, Inc.
735 N. Cass Avenue
Westmont, IL  60559-1100
(708) 325-2600

Applicable requirements mandate that the use of this Prototype Document be registered by the Plan Sponsor with the Internal Revenue Service. Unregistered use may cause the Plan to become disqualified because it may not be maintained as required bylaw.

The Plan Sponsor will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

NOTE: An employer may not rely on a notification letter issued by the National Office of the Internal Revenue Service as evidence that the plan as adopted is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the employer must apply to the appropriate key district for a determination letter. This Adoption Agreement may be used only in conjunction with the DATAIR Mass-Submitter Defined Contribution Plan and Trust, Revised 05/06/92.

                                      * * *

The Employer and Trustee hereby adopt the Plan and Trust as evidenced by the foregoing Adoption Agreement on this 16th day of April, 1996.

Employer:                         Trustee:


The Warwick Savings Bank          Timothy A. Dempsey, Trustee



WSB Financial Services, Inc.      Ronald J. Gentile, Trustee



                                  Nancy L. Sobotor-Littell, Trustee



                                  Arthur W. Budich, Trustee



                                  Barbara A. Rudy, Trustee

The Following Amendments to The Warwick Savings Bank 401(k) Savings Plan are word-for-word identical to the Model Amendments provided in "IRS Revenue Procedure 96-49 Model Amendments under Section 414(u) of the Internal Revenue Code, as it appeared in Internal Revenue Bulletin 1996-43, dated October 8, 1996," and are hereby adopted March 1, 1997.

            Uniformed Services Employment and Reemployment Rights Act
                                Model Amendments

Amendment 1:

         "Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code."

Amendment 2:

         "Loan repayments will be suspended under this plan as permitted under section 414(u)(4) of the Internal Revenue Code."

         --*pp 240X Warning: This amendment will not be effective if this plan has accepted transfers from a pension plan subsequent to the plan's most recent determination letter and the adoption of this amendment. In this case the amendment will be prospective only and the plan will not have extended reliance. You should read Rev. Rul. 94-76 and Rev. Proc. 96-55 to develop an understanding how this amendment works in conjunction with your most recent Determination Letter.

                  The Warwick Savings Bank 401(k) Savings Plan

              Money Purchase Plan to Profit Sharing Plan Transfers
                                 Model Amendment
                    (For all Profit Sharing and 401(k) Plans)

The following Model Plan Amendment is word for word identical to the language provided in IRS Revenue Procedure 96-55.

         This amendment is effective March 1, 1997.

         Notwithstanding any provision of this plan to the contrary, to the extent that any optional form of benefit under this plan permits a distribution prior to the employee's retirement, death, disability, or severance from employment and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Section 414(l) of the Internal Revenue Code, to this plan from a money purchase pension qualified under Section 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

                            THE WARWICK SAVINGS BANK

                           PROPOSED RESOLUTIONS OF THE

                                BOARD OF TRUSTEES

                                OCTOBER 21, 1997





401(K) SAVINGS PLAN

                  RESOLVED, that in connection with the Conversion, an additional investment fund (the "Employer Stock Fund") consisting primarily of shares of Common Stock ("Shares") will be established under The Warwick Savings Bank 401(k) Savings Plan ("401(k) Savings Plan"), the purpose of which is to facilitate the investment of a portion of the 401(k) Savings Plan's assets in Qualifying Employer Securities as allowable under paragraph 3.6.2(f) of the 401(k) Savings Plan; and

                  FURTHER RESOLVED, that 100% of the Employer Matching Contributions and any Qualified Non-Elective Contributions (as defined in the 401(k) Savings Plan), if any, made on or after the Effective Date shall be invested in the Employer Stock Fund; and

                  FURTHER RESOLVED, that, effective as of the Effective Date, item H.4.e.4. of the Adoption Agreement for the Datair Mass-Submitter Prototype NonStandardized Cash or Deferred Profit Sharing Plan and Trust, as adopted by the Bank on April 16, 1996, shall be modified to reflect the fact that Participants may no longer control the investment of their Matching Contributions and Qualified Non-Elective Contributions on or after the Effective Date; and that a true copy of item H.4.e.4., as modified, be attached hereto as Exhibit E; and

                  FURTHER RESOLVED, that effective as of the Effective Date, subject to such terms and conditions as may be established by the plan administrator of the 401(k) Savings Plan ("Plan Administrator"), 401(k) Savings Plan Participants may invest all or a specified portion, in whole percentages, of their prospective Elective Contributions and Individual Rollover Contributions in the Employer Stock Fund and may transfer all or a specified portion, in whole percentages, of their existing account balances to the Employer Stock Fund; provided, however, that any 401(k) Savings Plan Participant who elects to transfer amounts invested in an existing investment option under the 401(k) Savings Plan to the Employer Stock Fund shall bear any deferred sales charge or similar transaction charges incurred as a result of such transfer, unless such transfer is mandated by the Plan Administrator; and

                  FURTHER RESOLVED, that, following the Effective Date, any elections to invest in, or transfer funds to, the Employer Stock Fund may be made once during each calender quarter; and

                  FURTHER RESOLVED, that each person with investments in the Employer Stock Fund will have the right to vote the Shares representing such individual's proportionate interest in the Employer Stock Fund, provided that such person has an interest in the Employer Stock Fund as of the Valuation Date coincident with or preceding the applicable record date, by completing a written direction on a form that will be provided by the Plan Administrator and filing such direction at least 10 days before the date of the shareholders' meeting with the independent party selected by the Compensation Committee to tabulate such directions on a confidential basis and who will instruct the Trustee to cast affirmative and negative votes in proportion to the aggregate interests in the Employer Stock Fund of those persons expressing preferences for affirmative or negative votes, and, with respect to those Shares for which no voting instructions have been received, to cast affirmative and negative votes in the same proportion as those Shares for which votes were received; and

                  FURTHER RESOLVED, that each person with investments in the Employer Stock Fund will have the right to decide whether the Shares representing such individual's proportionate interest in the Employer Stock Fund will be sold in response to a tender offer, provided that such individual has an interest in such Fund as of the Valuation Date coincident with or preceding the first day for delivering Shares or responding to such offer, by completing a written direction on a form that will be provided by the Plan Administrator and filing such direction at least 10 days before the last day for delivering shares or responding to such offer with the independent party selected by the Compensation Committee to tabulate such responses on a confidential basis and who will direct the Trustee to tender for sale a number of Shares held in the Employer Stock Fund in proportion to the aggregate interests in the Employer Stock Fund of those persons expressing a preference to sell shares and, with respect to those Shares for which no response to such offer has been received, to tender such Shares in the same proportion as those Shares for which responses to such offer were received; and

                  FURTHER RESOLVED, that each person with investments in the Employer Stock Fund will have the right to exercise dissent and appraisal rights, provided that such individual has an interest in such Fund as of the Valuation Date coincident with or immediately preceding the applicable date for exercising such dissent or appraisal rights, by completing a written direction on a form that will be provided by the Plan Administrator and filing such direction at least 10 days prior to the latest date for exercising such dissent and appraisal rights with the independent party selected by the Compensation Committee to tabulate such responses on a confidential basis and who will direct the Trustee to exercise such dissent and appraisal rights in proportion to the aggregate interests in the Employer Stock Fund of those persons exercising dissent and appraisal rights and, with respect to Shares for which persons fail to exercise such dissent and appraisal rights, such rights shall be exercised by the Committee in its discretion; and

                  FURTHER RESOLVED, that, subject to such terms and conditions as may be established by the Plan Administrator, Participants receiving distributions from the 401(k) Savings Plan who have an interest in the Employer Stock Fund may elect to receive the portion of such distribution attributable to such Participant's interests in the Employer Stock Fund in the form of cash, Shares or a combination of cash and Shares; and

                  FURTHER RESOLVED, that the Designated Officers be, and each of them hereby is, authorized, empowered and directed to negotiate and enter into an agreement with Marine Midland to serve as trustee of the assets held in the trust established for the Employer Stock Fund established for the 401(k) Savings Plan; and

                   FURTHER RESOLVED, that the trust agreement ("401(k) Trust Agreement") by and between the Bank and Marine Midland, as trustee for the Employer Stock Fund, in the form presented at this meeting and ordered filed with the minutes hereof as Exhibit F, and pursuant to which the 401(k) Savings Plan Trust will be established ("401(k) Trust") be, and it hereby is, approved and adopted, to become effective upon the Effective Date of the Bank's Conversion and Marine Midland be, and it hereby is, appointed to serve as trustee of the 401(k) Trust; and

                  FURTHER RESOLVED, that the Designated Officers be, and each of them hereby is, authorized, empowered and directed, for and in the name and on behalf of the Bank, to cause to be prepared, executed and delivered or filed all such instruments, documents, agreements, certificates, notices and applications, and to incur all such costs and to do or cause to be done all such acts and things as they, in their discretion and upon the advice of counsel, deem necessary, desirable or appropriate to effect the intent and to accomplish the purposes of each of the foregoing resolutions, including, but not limited to, preparing a registration statement to register the Shares and plan interests to be offered under the 401(k) Savings Plan and a summary of material modifications to the summary plan description for the 401(k) Savings Plan, causing the 401(k) Trust Agreement to be amended in any manner not inconsistent with the intent and purpose of the foregoing resolutions that does not materially increase the cost of the 401(k) Savings Plan to the Company and the Bank and executing and delivering the 401(k) Trust Agreement.

3. ROLLOVERS - Section 3.11.3 authorizes the Employer to permit the transfer of interests in other qualified plans to the Plan.

         (  ) a.  Rollover contributions are not permitted.
         (  ) b.  Rollover contributions are permitted only from other plans of the Employer
         (x) c. Rollover contributions are permitted only by Employees who have satisfied the conditions for participation.
         ( ) d. Rollover contributions are permitted from any employee even if not otherwise eligible to be a Participant.

4. INVESTMENT CONTROL - Section 3.6.5 provides that the Employee may elect to permit Participants to control the investment of their Accounts.
         (  ) a.  Participants may not control their investments.
         (  ) b.  Participants may control the investment of their Accounts if fully vested in the Account.
         (  ) c.  Participants may control the investment of their Accounts to the extent vested.
         (x) e. Participants may control their investments solely with respect to amounts attributable to:
                  (Select all applicable)
                  (  )     e.1      Non-Elective Contributions
                  (  )     e.2      Qualified Non-Elective Contributions
                  (x)      e.3      Elective Contributions
                  (  )     e.4      Matching Contributions
                  (  )     e.5      Voluntary Contributions
                  (x)      e.6      Amounts rolled over and held in a Segregated
                                    Account

                                                   Effective Date ______________

5. TOP HEAVY ASSUMPTIONS - (This question applies only if the Employer has a Defined Benefit plan.) The interest rate used to establish the Present Value of Accrued Benefits in order to calculate the top heavy ratio under the IRC Section 416 shall be 7% and the mortality tables used shall be UP84.